Exhibit 10(a)88
















                              THE SOUTHERN COMPANY

                                  PENSION PLAN



                         EFFECTIVE AS OF JANUARY 1, 2002





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                                TABLE OF CONTENTS


                                                                            Page


ARTICLE I Definitions.........................................................3

ARTICLE II Eligibility.......................................................12
    2.1     Employees........................................................12
    2.2     Employees represented by a collective bargaining agent...........12
    2.3     Persons in military service and Employees on authorized
            leaves of absence................................................12
    2.4     Employees reemployed.............................................12
    2.5     Participation upon return to eligible class......................13
    2.6     Exclusion of certain categories of employees.....................14
    2.7     Waiver of participation..........................................14

ARTICLE III Retirement.......................................................15
    3.1     Retirement at Normal Retirement Date.............................15
    3.2     Retirement at Early Retirement Date..............................15
    3.3     Retirement at Deferred Retirement Date...........................15

ARTICLE IV Determination of Accredited Service...............................16
    4.1     Accredited Service pursuant to Prior Plan........................16
    4.2     Accredited Service...............................................16
    4.3     Accredited Service and Years of Service in respect of
            service of certain Employees previously employed by an
            Employing Company or by certain Affiliated Employers.............17
    4.4     Accrual of Retirement Income during period of total disability...18
    4.5     Employees leaving Employer's service.............................20
    4.6     Annual Limit on Accredited Service...............................20

ARTICLE V Retirement Income..................................................21
    5.1     Normal Retirement Income.........................................21
    5.2     Calculation of Social Security Offset............................22
    5.3     Early Retirement Income..........................................22
    5.4     Deferred Retirement Income.......................................23
    5.5     Payment of Retirement Income.....................................23
    5.6     Termination of Retirement Income.................................24
    5.7     Required distributions...........................................24
    5.8     Suspension of Retirement Income..................................31
    5.9     Increase in Retirement Income of retired Employees...............32
    5.10 Special provisions relating to the treatment of absence of an Employee from the service of an Employing Company to serve in the Armed Forces of the United States................35

ARTICLE VI Limitations on Benefits...........................................36
    6.1     Maximum Retirement Income........................................36
    6.2     Adjustment to Defined Benefit Dollar Limitation for Early or
            Deferred Retirement..............................................37
    6.3     Adjustment of limitation for Years of Service or participation...37
    6.4     Conversion of retirement benefit to a single life annuity........38
    6.5     Limitation on benefits from multiple plans.......................38
    6.6     Incorporation of Code Section 415................................39

ARTICLE VII Provisional Payee................................................40
    7.1     Adjustment of Retirement Income to provide for payment to
            Provisional Payee................................................40
    7.2     Form and time of election and notice requirements................41
    7.3     Circumstances in which election and designation are inoperative..42
    7.4     Pre-retirement death benefit.....................................42
    7.5     Post-retirement death benefit - qualified joint and survivor annuity..........................................................44
    7.6     Election and designation by former Employee entitled to
            Retirement Income in accordance with Article VIII................44
    7.7     Death benefit for Provisional Payee of former Employee...........46
    7.8     Limitations on Employee's and Provisional Payee's benefits.......46
    7.9     Effect of election under Article VII.............................47
    7.10    Effects of change in retirement at Early Retirement Date for certain Employees represented by the IBEW........................47
    7.11    Commencement of new optional forms of payment....................49
    7.12    "Make-up" payments due to retroactive amendment and restatement of the Plan......................................................49
    7.13    Definitions......................................................52

ARTICLE VIII Termination of Service..........................................53
    8.1     Vested interest..................................................53
    8.2     Early distribution of vested benefit.............................53
    8.3     Years of Service of reemployed Employees.........................54
    8.4     Cash-out and buy-back............................................54
    8.5     Retirement Income under Prior Plans..............................55
    8.6     Requirement for Direct Rollovers.................................56

ARTICLE IX Contributions.....................................................58
    9.1     Contributions generally..........................................58
    9.2     Return of Employing Company contributions........................58
    9.3     Expenses.........................................................59

ARTICLE X Administration of Plan.............................................60
    10.1    Retirement Board.................................................60
    10.2    Organization and transaction of business of Retirement Board.....60
    10.3    Administrative responsibilities of Retirement Board..............60
    10.4    Retirement Board, the "Administrator"............................61
    10.5    Fiduciary responsibilities.......................................61
    10.6    Employment of actuaries and others...............................62
    10.7    Accounts and tables..............................................62
    10.8    Indemnity of members of Retirement Board.........................62
    10.9    Areas in which the Retirement Board does not have responsibility.63
    10.10   Claims procedures................................................63



ARTICLE XI Management of Trust...............................................64
    11.1    Trust............................................................64
    11.2    Disbursement of the Trust Fund...................................64
    11.3    Rights in the Trust..............................................64
    11.4    Merger of the Plan...............................................65

ARTICLE XII Termination of the Plan..........................................66
    12.1    Termination of the Plan..........................................66
    12.2    Limitation on benefits for certain highly paid employees.........66

ARTICLE XIII Amendment of the Plan...........................................68
    13.1    Amendment of the Plan............................................68

ARTICLE XIV Special Provisions...............................................69
    14.1    Exclusive benefit................................................69
    14.2    Assignment or alienation.........................................69
    14.3    Voluntary undertaking............................................69
    14.4    Top-Heavy Plan requirements......................................70
    14.5    Determination of Top-Heavy status................................70
    14.6    Minimum Retirement Income for Top-Heavy Plan Years...............73
    14.7    Vesting requirements for Top-Heavy Plan Years....................74
    14.8    Adjustments to maximum benefits for Top-Heavy Plans..............74

ARTICLE XV SEPCO Provisions..................................................75
    15.1    Definition of Terms Used in this Article XV and the SEPCO
            Schedule.........................................................75
    15.2    SEPCO Employees' Benefits........................................75
    15.3    Special Transition Rules.........................................76
    15.4    Transfers of SEPCO Employees.....................................79
    15.5    Application of Plan to SEPCO.....................................80


APPENDIX A...................................................................82

APPENDIX B...................................................................83



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                             Introductory Statement

         The Southern Company Pension Plan, as amended and restated herein (the "Plan"), is a modification and continuation of the Pension Plan for Employees of Southern Company Services, Inc., which originally became effective November 1, 1949, and which has been amended from time to time.

         Effective January 1, 1997, the following other plans were merged into the Plan:

o    Pension Plan for Employees of Alabama Power Company

o    Pension Plan for Employees of Georgia Power Company

o    Pension Plan for Employees of Gulf Power Company

o    Pension Plan for Employees of Mississippi Power Company

o Pension Plan for Employees of Southern Company Services, Inc., as adopted by Southern Communications Services, Inc. o Pension Plan for Employees of Southern Company Services, Inc., as adopted by Southern Development and Investment Group, Inc.

o Pension Plan for Employees of Southern Company Services, Inc., as adopted by Southern Electric International, Inc.

o    Pension Plan for Employees of Southern Nuclear Operating Company, Inc.

         Employees participating in the Merged Plans and employed by an Employing Company on January 1, 1997 became immediately covered under the Plan and upon the merger such Employees were eligible to receive a benefit immediately after the merger which was equal to or greater than the benefit they would have been entitled to receive immediately before the merger. In addition, notwithstanding any provision of the Plan, the terms of the Prior Plans govern an Employee's circumstances with regard to actions taken or occurring before January 1, 1997.

         To the extent that different terms and conditions existed under the Merged Plans and were protected in the Plan in accordance with requirements under the Code and ERISA, these differences are set forth in Article XVI and supersede any inconsistent provisions otherwise set forth in the Plan.

         Retirement Income of former Employees (or Provisional Payees of former Employees) who retired in accordance with the provisions of the Prior Plans is payable in accordance with the provisions of the Prior Plans.

         On April 2, 2001, Mirant Corporation (f/k/a Southern Energy, Inc.; f/k/a Southern Electric International, Inc.) and its subsidiaries ("Mirant") were spun-off from the Employer's controlled group. The Plan assets attributable to accrued benefits of Mirant retirees with service only with Mirant and Mirant employees, as of April 2, 2002, were spun-off to a newly-established pension plan sponsored by Mirant Services, LLC. Accordingly, no Retirement Income shall be paid under the Plan to any former Employee whose accrued benefit was transferred to the Mirant pension plan.

         The Plan is herein amended and restated, effective as of January 1, 2002, to incorporate changes to the Plan made through a series of amendments since the Plan was last amended and restated on January 1, 1997 and to make certain other changes desired by the Employer, including incorporating the provisions of the pension agreements entered into in 2002 by certain Employing Companies and the various locals of the International Brotherhood of Electrical Workers. Under this restatement of the Plan, the benefit formulas provided for in Article XV of the Plan prior to this amendment and restatement are eliminated, and all affected Employees shall instead receive accrued benefits in accordance with Article V of this Plan, or Article XV of this restatement of the Plan where applicable.

         This restatement of the Plan shall apply only to Employees who are credited with an Hour of Service with an Employing Company on or after January 1, 2002, unless specifically provided otherwise. The terms of the Plan, as amended and restated on January 1, 1997, govern an Employee's circumstances with regard to actions taken or occurring before January 1, 2002. Retirement Income of former Employees (or Provisional Payees of former Employees) who retired or terminated employment with a vested accrued benefit in accordance with the Plan as amended and restated as of January 1, 1997 is payable in accordance with the terms of the Plan in effect at the time of such retirement or termination, unless specifically provided otherwise under this amended and restated Plan.

         All contributions made by the Employing Companies to this Plan are expressly conditioned upon the continued qualification of the Plan under Section 401(a) of the Code, including any amendments to the Plan, and upon the deductibility of such contributions by the Employing Companies pursuant to
Section 404 of the Code.



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                                   ARTICLE I

                                   Definitions

         The following words and phraseology as used herein have the following meanings unless a different meaning is plainly required by the context:

1.1 "Accredited Service" means with respect to any Employee included in the Plan, the period of service as provided in Article IV.

1.2 "Actuarial Equivalent" means a benefit of equivalent value when computed on the basis of five percent (5%) interest per annum, compounded annually and the 1951 Group Annuity Mortality Table for males. The ages for all Employees under the above table shall be set back six (6) years and the ages for such Employees' spouses shall be set back one year.

         Notwithstanding the above, for purposes of determining the equivalent value of a benefit which is subject to Code Section 417(e)(3) and Treas. Reg. ss. 1.417(e)-1(d), "Actuarial Equivalent" means a benefit of equivalent value when computed on the basis of the annual rate of interest on 30-year Treasury securities for the month of August in the Plan Year which precedes the Plan Year in which such present value is determined ("Applicable Interest Rate") and using the table prescribed by the Secretary of the Treasury based on the prevailing commissioners' standard table (as described in Section 807(d)(5)(A) of the Code) used to determine reserves for group annuity contracts in effect on the date as of which the present value is being determined ("Applicable Mortality Table"). However, for the Plan Year beginning on January 1, 2001, the Applicable Interest Rate shall be calculated using the annual rate of interest on 30-year Treasury securities for the month of August or for the month of November in the year which precedes such Plan year, whichever month's rate produces the greater amount.

1.3 "Affiliated Employer" means an Employing Company and any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes such Employing Company; any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with such Employing Company; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes such Employing Company; and any other entity required to be aggregated with such Employing Company pursuant to regulations under Section 414(o) of the Code.

1.4 "Average Monthly Earnings" means the greater of: (a) an Employee's Monthly Earnings averaged over the three (3) highest Plan Years of participation which shall produce the highest monthly average within the last ten (10) Plan Years; or (b) an Employee's Monthly Earnings averaged over the three (3) highest Plan Years of participation which shall produce the highest monthly average within the last ten (10) Plan Years during which the Employee actively performed services for an Employing Company. If an Employee has completed less than three
(3) Plan Years of participation upon his termination of employment, his Average Monthly Earnings will be based on his Earnings during his participation to his date of termination.

1.5 "Board of Directors" means the Board of Directors of Southern Company Services, Inc.

1.6 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

1.7 "Deferred Retirement Date" means the first day of the month after a retirement subsequent to the Normal Retirement Date.

         Employment subsequent to Normal Retirement Date shall be deemed to be a retirement if an Employee has less than forty (40) Hours of Service during a calendar month.

1.8 "Defined Benefit Dollar Limitation" means the limitation set forth in
Section 415(b)(1)(A) of the Code.

1.9 "Early Retirement Date" means the first day of the month following the retirement of an Employee on or after his fiftieth (50th) birthday and before his sixty-fifth (65th) birthday.

1.10 (a)......"Earnings" with respect to any Employee including any Employee whose service is terminated by reason of disability (as defined in Section 4.4) means (1) the highest annual rate of salary or wages of an Employee of any Affiliated Employer within any Plan Year before deductions for taxes, Social Security, etc., (2) all amounts contributed by any Affiliated Employer to The Southern Company Employee Savings Plan as Elective Employer Contributions, as said term is described under Section 4.1 of such plan, pursuant to the Employee's exercise of his deferral option made thereunder in accordance with the requirements of Section 401(k) of the Code, and (3) all amounts contributed by any Affiliated Employer to The Southern Company Flexible Benefits Plan on behalf of an Employee pursuant to his salary reduction election, and applied to provide one or more of the optional benefits available under such plan, but (4) shall exclude all amounts deferred under any non-qualified deferred compensation plan maintained by any Affiliated Employer.

...................(b) Notwithstanding the above, "Earnings" with respect to any commissioned salesperson means the salary or wages of an Employee of any Affiliated Employer within any Plan Year, without including overtime, and before deductions for taxes, Social Security, etc. but applying those adjustments identified in paragraphs (a)(2), (3) and (4) above. In addition, "Earnings" for any Employee who is a regular part-time employee means with regard to paragraph
(a)(1) above the highest annual rate of salary or wages based on a forty (40) hour work week. "Earnings" shall also include, for appliance salespersons, certain nonproductive pay earnings types as determined from time to time by the Board of Directors and set forth on Appendix B to the Plan, which Appendix may be updated from time to time.

...................(c) With respect to an Employee whose service terminates because of a disability under Section 4.4, Earnings shall be deemed to continue in effect throughout the period of the Employee's Disability Leave, as also defined in Section 4.4.

...................(d) With respect to an Employee on approved leave of absence to serve in the Armed Forces of the United States, Earnings shall be determined for the recognized period of his absence at the rate which is paid to him on the day he returns to the service of an Affiliated Employer or at the rate which was payable to him at the time he left the employment of an Employing Company to enter the Armed Forces of the United States, if such amount was greater.

...................(e) For Plan Years beginning on or after January 1, 2002, the annual compensation of each Employee taken into account under the Plan shall not exceed $200,000, as adjusted for increases in the cost of living in accordance with Code Section 401(a)(17). The cost of living adjustment in effect for a calendar year applies to any period, not exceeding twelve (12) months, over which compensation is determined (the "determination period") beginning in such calendar year. If the determination period is less than twelve (12) months, the limit shall be prorated. In determining benefit accruals in Plan Years beginning after December 31, 2001, the annual compensation taken into account shall be $200,000 for determination periods beginning before January 1, 2002.

1.11 "Effective Date" means January 1, 2002.

1.12 "Eligibility Year of Service" is a Year of Service commencing on the Employee's date of employment or reemployment or anniversary date thereof.

1.13 "Employee" means any person who is currently employed by an Employing Company as (a) a regular full-time employee, (b) a regular part-time employee,
(c) a cooperative education employee, or (d) a temporary employee (whether full-time or part-time) paid directly or indirectly by an Employing Company. The term also includes "leased employees" within the meaning of Section 414(n)(2) of the Code, unless the total number of leased employees constitutes less than twenty percent (20%) of the Employing Company's non-highly compensated workforce within the meaning of Section 414(n)(5)(C)(ii) and such leased employees are covered by a plan described in Section 414(n)(5)(B) of the Code. Notwithstanding the preceding, "Employee" shall not mean any person who is classified by an Employing Company as an independent contractor, regardless of whether such classification is determined to be in error.

1.14 "Employer" means Southern Company Services, Inc., and its successors.

1.15 "Employing Company" means the Employer and any affiliate or subsidiary of The Southern Company which the Board of Directors may from time to time, and upon such terms and conditions as may be fixed by the Board of Directors, determine to bring under the Plan, and any successor to them. The Employing Companies are set forth on Appendix A to the Plan as updated from time to time. No entity shall be treated as an Employing Company prior to the date it adopts the Plan.

1.16 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.17 "Full Current Costs" means the normal cost, as defined in Treasury Regulation Section 1.404(a)-6, for all years since the Effective Date of the Plan, plus interest on any unfunded liability during such period.

1.18 "Hour of Service" means an Employee shall be credited with one Hour of Service for each hour for which (a) he is paid, or entitled to payment, for the performance of duties for an Affiliated Employer, and such hours shall be credited to the Employee for the computation period or periods in which the duties are performed; (b) he is paid, or entitled to payment, by an Affiliated Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence in which case the Employee shall be credited with Hours of Service for the computation period or periods in which the period during which no duties were performed occurs; (c) back pay, irrespective of mitigation of damages, has been either awarded or agreed to by an Affiliated Employer, in which case the Employee shall be credited with Hours of Service for the computation period or periods to which the award or agreement pertains, rather than the computation period in which the award, agreement, or payment is made; and (d) solely for the purpose of calculating Vesting Years of Service, he was on any form of authorized leave of absence. The same Hours of Service shall not be credited under clauses (a), (b), (c), and (d).

         An Employee who is entitled to be credited with Hours of Service in accordance with clause (b) or (d) of this Section 1.18 shall be credited with such number of Hours of Service for the period of time during which no duties were performed as though he were in the active employment of an Employing Company during such period of time. However, an Employee shall not be credited with Hours of Service in accordance with clause (b) of this Section 1.18 for unused vacation for which payment is received at termination of employment, or if the payment which is made to him or to which he is entitled in accordance with clause (b) is made or due under a plan maintained solely for the purpose of complying with applicable Worker's Compensation, or unemployment compensation or disability insurance laws, or if such payment is one which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

         Provided there is no duplication of Hours of Service credited in accordance with the foregoing provisions, if an Employee is on an approved leave of absence to serve in the Armed Forces of the United States, he shall be credited with such number of Hours of Service with respect to all or such portion of the period of his absence to serve in the Armed Forces of the United States as may be recognized under Sections 1.38(b), 2.3, and 4.2(a).

         The rules set forth in paragraphs (b) and (c) of Department of Labor Regulations 2530.200b-2 are incorporated in the Plan by this reference and made a part hereof.

1.19 "Limitation Year" means the Plan Year.

1.20 "Merged Plans" means the following:

          Pension Plan for Employees of Alabama Power Company;

          Pension Plan for Employees of Georgia Power Company;

          Pension Plan for Employees of Gulf Power Company;

          Pension Plan for Employees of Mississippi Power Company;

          Pension Plan for Employees of Southern Company Services, Inc., as adopted by Southern Communications Services, Inc.;

          Pension Plan for Employees of Southern Company Services, Inc., as adopted by Southern Development and Investment Group, Inc.;

          Pension Plan for Employees of Southern Company Services, Inc., as adopted by Southern Electric International, Inc.; and

          Pension Plan for Employees of Southern Nuclear Operating Company, Inc.

1.21 "Monthly Earnings" means one-twelfth (1/12) of the Earnings of an Employee of an Affiliated Employer during a Plan Year.

1.22 "Normal Retirement Date" means the first day of the month following an Employee's sixty-fifth (65th) birthday, except that the Normal Retirement Date of any Employee hired on or after his sixtieth (60th) birthday shall be the fifth (5th) anniversary of his initial participation in the Plan.

1.23 "One-Year Break in Service" means a twelve (12) consecutive month period commencing on or after January 1, 1976 which would constitute a Year of Service but for the fact that the Employee has not completed more than 500 Hours of Service during such period.

         Solely for the purpose of determining whether a One-Year Break in Service has occurred for eligibility or vesting purposes, an Employee who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such Employee but for such absence, or in any case in which such hours cannot be determined, eight
(8) Hours of Service per day of such absence. In no event shall Hours of Service credited under this paragraph be in excess of the amount necessary to prevent a One-Year Break in Service from occurring. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (a) by reason of the pregnancy of the Employee, (b) by reason of a birth of a child of the Employee, (c) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service shall be credited under this paragraph: (a) in the vesting or eligibility period in which the absence begins if the Hours of Service credited are necessary to prevent a One-Year Break in Service in such period, and (b) in all other cases, in the vesting or eligibility period following the period in which the absence begins.

1.24 "Plan" means The Southern Company Pension Plan, as set forth herein and as hereinafter amended, effective January 1, 2002.

1.25 "Plan Year" means the twelve (12) month period commencing on the first day of January and ending on the last day of December next following.

1.26 "Plan Year of Service" is a Year of Service determined as if the date of employment or reemployment is the first day of the Plan Year.

1.27 "Prior Plans" means the Pension Plan for Employees of Southern Company Services, Inc. and the Merged Plans in effect prior to January 1, 1997. With respect to any particular Employee, Prior Plan means the last plan described in the preceding sentence in which the Employee participated prior to January 1, 1997.

1.28 "Provisional Payee" means a spouse designated or deemed to have been designated by an Employee or former Employee pursuant to Article VII to receive Retirement Income on the death of the Employee or former Employee.

1.29 "Qualified Election" means an election by an Employee or former Employee on a prescribed form that concerns the form of distribution of Retirement Income that must be in writing and must be consented to by the Employee's spouse. The spouse's consent to such an election must acknowledge the effect of such election, must be in writing, and must be witnessed by a notary public. Notwithstanding this consent requirement, if the Employee establishes to the satisfaction of the Retirement Board (or its delegee) that such written consent may not be obtained because the spouse cannot be located or because of such other circumstances as the Secretary of the Treasury may by regulations prescribe, an election by the Employee will be deemed a Qualified Election. Any consent necessary under this provision shall be valid and effective only with respect to the spouse who signs the consent, or in the event of a deemed Qualified Election, with respect to such spouse.

         A revocation of a prior Qualified Election may be made by the Employee without his spouse's consent at any time commencing within ninety (90) days before such Employee's fiftieth (50th) birthday, but not later than before the commencement of Retirement Income.

1.30 "Retirement Board" means the managing board of the Plan provided for in
Article X.

1.31 "Retirement Date" means the Employee's Normal, Early, or Deferred Retirement Date, whichever is applicable to him.

1.32 "Retirement Income" means the monthly retirement income provided for in
Article V of the Plan.

1.33 "Social Security Offset" shall mean an amount equal to one-half (1/2) of the amount, if any, of the Federal primary Social Security benefit (primary old age insurance benefit) to which it is estimated that an Employee will become entitled in accordance with the Social Security Act in force as provided in subparagraphs (a) through (e) below which shall exceed $350 per month, multiplied by a fraction not greater than one, the numerator of which shall be the Employee's total Accredited Service, and the denominator of which shall be such total Accredited Service plus the Accredited Service the Employee could have accumulated if he had continued his employment from the date he terminates service with any Affiliated Employer until his Normal Retirement Date. For purposes of determining the estimated Federal primary Social Security benefit used in the Social Security Offset, an Employee shall be deemed to be entitled to receive Federal primary Social Security benefits after retirement or death, if earlier, regardless of the fact that he may have disqualified himself to receive payment thereof. In addition to the foregoing, the calculation of the Social Security benefit shall be based on the salary history of the Employee as provided in Section 5.2 and shall be determined pursuant to the following, as applicable:

(a) With regard to an Employee who retires at his Normal Retirement Date or Deferred Retirement Date, the Social Security benefit shall be computed at retirement. In estimating the amount of the Federal primary Social Security benefit to which the Employee would be entitled, it shall be assumed that he will receive no wages for Social Security purposes after his retirement on his Normal Retirement Date or Deferred Retirement Date, and it will be further assumed in calculating his estimated Federal primary Social Security benefit that the amount thereof will be the amount determined under the recomputation provision, if applicable, of the Social Security Act in effect at the time of his retirement.

(b) With regard to an Employee who retires at his Early Retirement Date, the Social Security benefit to which it is estimated that he will be entitled at sixty-five (65), shall be computed at the time of his retirement. In estimating the amount of the Federal primary Social Security benefit to which the Employee would be entitled at age sixty-five (65), it shall be assumed that he will receive no wages for Social Security purposes after his Early Retirement Date, and it will be further assumed in calculating his estimated Federal primary Social Security benefit that the amount thereof will be the amount determined under the recomputation provision, if applicable, of the Social Security Act in effect at his Early Retirement Date.

(c) With regard to an Employee who terminates his service with an Employing Company by reason of death prior to retirement and after the effective date of his Provisional Payee designation or deemed designation, the Social Security benefit to which it is estimated that he would have been entitled to receive at age sixty-five (65) or his date of death, if later, had he not died, shall be computed at the time of his death. In estimating the amount of Federal primary Social Security benefit to which the Employee would have been entitled at age sixty-five (65) or his date of death, if later, it shall be assumed that he would not have received any wages for Social Security purposes after the date of his death, and it will be further assumed in calculating his Federal primary Social Security benefit that the amount thereof will be the amount determined under the recomputation provision, if applicable, of the Social Security Act in effect at the time of his death.

(d) With regard to an Employee who terminates his service with an Employing Company with entitlement to receive Retirement Income in accordance with
     Section 8.1, the Social Security benefit to which it is estimated that he will become entitled at age sixty-five (65) or his date of termination, if later, shall be computed at the date of termination. In estimating the amount of the Federal primary Social Security benefit to which the Employee would be entitled at age sixty-five (65) or his date of termination, if later, it shall be assumed that he will receive no wages for Social Security purposes after his date of termination, and it will be further assumed in calculating his estimated Federal primary Social Security benefit that the amount thereof will be the amount determined under the recomputation provision, if applicable, of the Social Security Act in effect at his date of termination.

(e) With regard to an Employee who terminates service with an Employing Company by reason of disability (as defined in Section 4.4) prior to retirement, the Social Security benefit to which it is estimated that he would have been entitled to receive at age sixty-five (65) or his initial date of disability, if later, had he not become disabled, shall be computed at the time of his retirement. In estimating the amount of Federal primary Social Security benefit to which the Employee would have been entitled at age sixty-five (65) or his date of disability, if later, it shall be assumed that he would have received wages for Social Security purposes as specified in Section 5.2, and it will be further assumed in calculating his estimated Federal primary Social Security benefit that the amount thereof will be the amount determined under the recomputation provision, if applicable, of the Social Security Act in effect at the time of his retirement.

1.34 "Social Security Retirement Age" means age sixty-five (65) if the Employee attained age sixty-two (62) before January 1, 2000 (i.e., born before January 1,
1938), age sixty-six (66) if the Employee attains age sixty-two (62) after December 31, 1999, but before January 1, 2017 (i.e., born after December 31, 1937, but before January 1, 1955), and age sixty-seven (67) if the Employee attains age sixty-two (62) after December 31, 2016 (i.e., born after December 31, 1954).

1.35 "Trust" or "Trust Fund" means all such money or other property held by the Trustee pursuant to the terms of the Trust Agreement or pursuant to contracts with life insurance companies.

1.36 "Trust Agreement" means the Trust agreement or agreements between the Employer and the Trustee established for the purpose of funding the Retirement Income to be paid.

1.37 "Trustee" means the trustee or trustees acting as such under the Trust Agreement, including any successor or successors.

1.38 "Vesting Year of Service" means an Employee's Years of Service including:
(a) Years of Service with an Affiliated Employer; (b) active service with the Armed Forces of the United States if the Employee entered or enters active service or training in such Armed Forces directly from the employ of an Employing Company and after discharge or release therefrom returns within ninety
(90) days to the employ of an Affiliated Employer or is deemed to return under
Section 2.3 because of the death of such Employee while in active service with such Armed Forces; and (c) any period during which the Employee was on any other form of authorized leave of absence. For purposes of this Section, in determining Vesting Years of Service with respect to a period of absence referred to in clause (b) or (c) of this Section, an Employee shall be credited with Hours of Service as though the period of absence were a period of active employment with the Affiliated Employer.

         Each Employee who participated in the Prior Plans shall be credited with such Vesting Years of Service, if any, earned under such Prior Plans as of December 31, 1996.

1.39 "Year of Service" means with respect to an Employee in the service of an Affiliated Employer:

(a) a twelve (12) consecutive month period commencing on the Employee's most recent date of hire by the Affiliated Employer (or date of reemployment as provided in Section 2.4) and any subsequent twelve (12) consecutive month period commencing on an anniversary date of such date of hire, provided he has completed at least 1000 Hours of Service during each such twelve (12) consecutive month period; and

(b) to the extent not resulting in duplication, each Year of Service restored to the Employee upon reemployment as provided in Section 8.3.

         An Employee's vested interest in his Retirement Income shall be based on his Vesting Years of Service and an Employee's eligibility to participate in the Plan pursuant to Article II shall be based on his Eligibility Year of Service. Breaks in service will be measured on the same computation period as the Year of Service.

         In the Plan and Trust Agreement, where the context requires, words in the masculine gender include the feminine and neuter genders and words in the singular include the plural and words in the plural include the singular.

                                   ARTICLE II

                                   Eligibility

2.1 Employees. Each Employee participating in the Plan as of January 1, 2002 shall continue to be included in the Plan. Each other Employee, except as provided in this Article II, shall be included in the Plan on the first day of the month next following the date on which he first completes an Eligibility Year of Service.

2.2 Employees represented by a collective bargaining agent. An Employee who is represented by a collective bargaining agent may participate in the Plan, subject to its terms, if the representative(s) of his bargaining unit and an Employing Company mutually agree to participation in the Plan by members of his bargaining unit.

2.3 Persons in military service and Employees on authorized leaves of absence. Any person not already included in the Plan who leaves or has left the employ of an Employing Company to enter the Armed Forces of the United States or is on authorized leave of absence without regular pay and who returns to the employ of an Affiliated Employer within ninety (90) days after discharge from such military service or on or before termination of his leave of absence, shall, upon such return, be included in the Plan effective as of the first day of the month next following the date on which he first met or meets the eligibility requirement of Section 2.1. In determining whether an Employee entering the service of an Affiliated Employer has completed an Eligibility Year of Service, his Hours of Service prior to such authorized leave of absence without regular pay or entry into the Armed Forces shall be taken into account, and for purposes of Section 2.4, he shall be deemed not to have incurred a One-Year Break in Service by reason of such absence.

         If an Employee dies while in active service with the Armed Forces of the United States, such Employee shall be deemed to have returned to the employ of an Employing Company on his date of death.

         An Employee not already included in the Plan who is on authorized leave of absence and receiving his regular pay shall be considered credited with Hours of Service as though the period of absence was a period of active employment with an Employing Company, and he shall be included in the Plan if and when he meets the requirements of this Article II regardless of whether he is, on the date of such inclusion, on such leave of absence.

2.4      Employees reemployed.

(a) With respect to an Employee not described in subsection (b) or (c), any Employee whose service terminates at any time and who is reemployed as an Employee, unless excluded under Section 2.6, will be included in the Plan as provided in Section 2.1 unless:

     (1) prior to termination of his service he had completed at least one Year of Service; and

     (2) upon his reemployment, to the extent provided in Section 8.3 without regard to Section 8.4, he is entitled to restoration of his Years of Service, in which case he will be included in the Plan as of the date of his reemployment.

          For purposes of determining Years of Service of an Employee who is reemployed by an Affiliated Employer subsequent to a One-Year Break in Service, a Year of Service subsequent to his reemployment shall be computed on the basis of the twelve (12) consecutive month period commencing on his date of reemployment or an anniversary thereof.

(b) With respect to an Employee whose benefits transferred to the Mirant Services Pension Plan following Mirant Services (f/k/a Southern Energy Resources, Inc.) ceasing to be an Affiliated Employer on April 2, 2001 and who is later reemployed by an Employing Company, such Employee's Accredited Service shall not be restored following his reemployment, notwithstanding the provisions of Sections 8.3, 8.4 or any other provision of the Plan. However, such Employee's Eligibility Years of Service and Vesting Years of Service shall be restored to the extent provided in Section 8.3, without regard to Section 8.4 and subsection (a) above.

(c) With respect to a former Employee who is designated as a "temporary employee" upon reemployment by an Employing Company after having commenced payment of Retirement Income, whether or not such designation is determined to be in error, such Employee shall not be eligible to participate in the Plan.

2.5 Participation upon return to eligible class. If an Employee was a participant in the Plan before July 1, 1991, the exclusion from participation provided in Section 2.6, as it regards temporary employees, shall not apply with respect to such Employee, and such Employee shall be eligible to participate in the Plan after July 1, 1991 whether or not he is classified as a temporary employee. Notwithstanding the foregoing, the exclusion set forth in Section 2.6 shall apply with respect to any temporary employee effective as of September 1, 1998.

         If an Employee first becomes a participant on or after July 1, 1991, in the event such Employee ceases to be a member of an eligible class of Employees and becomes ineligible to participate, but has not incurred a One-Year Break in Service, such Employee will participate immediately upon returning to an eligible class of Employees. If such Employee incurred a One-Year Break in Service, eligibility will be determined under Section 2.4 of the Plan.

         In all other instances, if an Employee is not a member of an eligible class of Employees but then becomes a member of an eligible class, such Employee will commence participation in the Plan as of the first day of the month next following the later of (a) the date such Employee completes an Eligibility Year of Service or (b) the date he becomes a member of an eligible class of Employees.



2.6 Exclusion of certain categories of employees. Notwithstanding any other provision of this Article II, leased employees and, effective September 1, 1998, any individuals classified by an Employing Company as temporary employees, regardless of whether either such classification is determined to be in error, shall not be eligible to participate in the Plan. Notwithstanding the preceding sentence, temporary employees, defined as Employees in Section 1.14 and participating in the Plan prior to July 1, 1991, were eligible to participate in the Plan up through and including August 31, 1998.

2.7      Waiver of participation.

         Notwithstanding the above, an Employee may elect voluntarily not to participate in the Plan. The election not to participate must be communicated in writing to and acknowledged by the Retirement Board (or its delegee) and shall be effective as of the date set forth in such written waiver.

                                  ARTICLE III

                                   Retirement

3.1 Retirement at Normal Retirement Date. Each Employee eligible to participate in the Plan shall have a nonforfeitable right to his Retirement Income by no later than his sixty-fifth (65th) birthday, or in the case of any Employee hired on or after his sixtieth (60th) birthday, the fifth (5th) anniversary of his initial participation in the Plan. Notwithstanding the above, an Employee's Normal Retirement Date shall be as provided in Section 1.22.

3.2 Retirement at Early Retirement Date. An Employee having at least ten (10) Years of Accredited Service (including any Accredited Service which was credited to him in accordance with Section 4.3) may elect to retire on an Early Retirement Date on or after his fiftieth (50th) birthday and before his sixty-fifth (65th) birthday and to have his Retirement Income commence on the first day of any month up to and including the Employee's Normal Retirement Date.

3.3 Retirement at Deferred Retirement Date. An Employee included in the Plan may remain in active service after his Normal Retirement Date. The involuntary retirement of an Employee on or after his Normal Retirement Date shall not be permitted solely on the basis of the Employee's age, except in accordance with the provisions of the Age Discrimination in Employment Act, as amended from time to time. Termination of service of such an Employee for any reason after Normal Retirement Date shall be deemed retirement as provided in the Plan.

                                   ARTICLE IV

                       Determination of Accredited Service

4.1      Accredited Service pursuant to Prior Plan.

(a) Each Employee who participated in the Prior Plans shall be credited with such Accredited Service, if any, earned under such Prior Plans as of December 31, 1996.

(b) In addition to any Accredited Service credited under Section 4.1(a), an Employee shall be entitled to Accredited Service determined under the Prior Plans, without regard to the age requirement for eligibility to participate in the Prior Plans, in excess of the Accredited Service determined under the Prior Plans (including the age requirement for eligibility to participate in the Prior Plans). Such Accredited Service shall be considered Accredited Service after December 31, 1985 for purposes of calculating an Employee's Retirement Income under Articles V and XV.

(c) Each Employee shall be credited with Accredited Service determined pursuant to Article XV (relating to service with Savannah Electric Power Company).

4.2      Accredited Service.

(a) Each Employee meeting the requirements of Article II shall, in addition to any Accredited Service to which he may be entitled in accordance with
     Section 4.1, be credited with Accredited Service as set forth in (b) below. Any such Employee who is on authorized leave of absence with regular pay shall be credited with Accredited Service during the period of such absence. Any such Employee who is on an approved leave of absence to serve in the Armed Forces of the United States shall, subject to Sections 1.38(b) and 2.3, be credited with Accredited Service during all or a portion of the period of his absence. Employees on authorized leave of absence without regular pay, other than Employees deemed to accrue Hours of Service under
     Section 4.4 and Employees described in the preceding sentence, shall not be credited with Accredited Service for the period of such absence.

(b) For each Plan Year commencing after December 31, 1996, an Employee included in the Plan who is credited with a Plan Year of Service shall be credited with Accredited Service as follows:

     (1) if an Employee completes at least 1,680 Hours of Service in a Plan Year, he shall be credited with one year of Accredited Service;

     (2) if an Employee completes less than 1,680 Hours of Service in a Plan Year, but not less than 1,000 Hours of Service, he shall be credited with one-twelfth (1/12) of a year of Accredited Service for each 140 Hours of Service; or

     (3) if an Employee's initial eligibility in the Plan shall occur after the beginning of the Plan Year, and the Employee shall therefore have completed less than 1,000 Hours of Service in such Plan Year, he shall be credited with one-twelfth (1/12) of a year of Accredited Service for each 140 Hours of Service during such Plan Year after his inclusion in the Plan.

(c) If an Employee (1) who has previously satisfied the eligibility requirements under Article II shall again be included in the Plan at such time which is after the beginning of the Plan Year, or (2) shall terminate his employment for any reason before the close of such Plan Year and shall therefore have completed less than 1,000 Hours of Service in such Plan Year, he shall be credited with one-twelfth (1/12) of a year of Accredited Service for each 140 Hours of Service during such Plan Year after his inclusion in the Plan or before his termination of employment in such Plan Year, as the case may be.

(d) In addition to the foregoing, Accredited Service may include Accredited Service accrued subsequent to a One-year Break in Service including such Accredited Service which may be restored in accordance with the provisions of Section 8.3.

4.3 Accredited Service and Years of Service in respect of service of certain Employees previously employed by an Employing Company or by certain Affiliated Employers.

         An Employee in the service of an Employing Company on January 1, 1976 or employed thereafter who meets the requirements of paragraph (a) of this
Section 4.3, in addition to any other Years of Service or Accredited Service to which he may be entitled under the Plan, upon completion of an Eligibility Year of Service where required under Section 8.3(c) (which shall also be considered to be Accredited Service) shall be credited with such number of Years of Service (and fractions thereof to the nearest whole month for service prior to January 1, 1976) and such Accredited Service and Retirement Income as shall be determined in accordance with the provisions of paragraphs (b) and (c) of this
Section 4.3.

(a) (1)Such Employee shall have been employed prior to January 1, 1976 by an Employing Company or by a company which at that time was an Affiliated Employer; (2) he shall have terminated his service with such Employing Company or such Affiliated Employer other than by retirement and he shall not be entitled to receive at any time any retirement income under the pension plan of any such prior employer in respect of any period of time for which he shall receive credit for Years of Service or Accredited Service under this Section 4.3; and (3) for Employees reemployed on or after January 1, 1985, the number of consecutive One-Year Breaks in Service incurred by the Employee prior to the date of his employment by an Employing Company does not equal or exceed the greater of (A) five (5), or
     (B) the aggregate number of his Years of Service (and fractions thereof to the nearest whole month for service prior to January 1, 1976) with an Employing Company and such Affiliated Employer. The years of Accredited Service credited to an Employee reemployed prior to January 1, 1985, with regard to years of Accredited Service immediately prior to the termination of his service, shall be determined under the terms of the Prior Plans in effect prior to January 1, 1985.

(b) The number of Years of Service (and fractions thereof to the nearest whole month for service prior to January 1, 1976) and the Accredited Service, respectively, which shall be credited to such Employee shall be equal to the respective number of his Years of Service (and fractions thereof to the nearest whole month for service prior to January 1, 1976) and Accredited Service which were forfeited by the Employee and not restored under the pension plans of an Employing Company or an Affiliated Employer described in the preceding paragraph.

(c) There shall be credited to the Employee Retirement Income equal to retirement income which was accrued by him under the pension plan of an Employing Company or an Affiliated Employer during the period of his Accredited Service which was forfeited and which is credited under the Plan in accordance with this Section 4.3. The amount of Retirement Income credited in accordance with this paragraph (c) shall be treated as Prior Plans Retirement Income for purposes of determining the amount of Retirement Income to which the Employee is entitled, and shall be determined in accordance with the provisions of the pension plan of the Employing Company or the Affiliated Employer in effect at the time the Employee's service with such Employing Company or the Affiliated Employer terminated without regard to any minimum provisions of such pension plan; for this purpose and if relevant in respect of the Employee, it shall be assumed that the pension plan of the Employing Company or the Affiliated Employer in effect at the time the Employee's service with such Employing Company or the Affiliated Employer terminated contained provisions concerning service in the Armed Forces of the United States as provided under the terms of the Prior Plans. For Plan Years beginning after December 31, 1987, an Employee who meets the requirements of paragraph (a) of this
     Section 4.3 shall be deemed to have transferred to or from an Affiliated Employer for the purpose of the transfer of assets or liabilities as provided under the terms of the Prior Plans.

4.4      Accrual of Retirement Income during period of total disability.

(a) If an Employee included in the Plan who has completed at least five (5) Vesting Years of Service becomes totally disabled and is granted either Social Security disability benefits or long-term disability benefits under a long-term disability benefit plan of an Employing Company, he shall be considered to be on a leave of absence, herein referred to as a "Disability Leave." An Employee's Disability Leave shall be deemed to begin on the initial date of the disability and shall continue until the earlier of: (1) the later of (A) the end of the month in which he shall cease to be entitled to receive Social Security Disability benefits, or (B) the end of the month in which he shall cease to be entitled to receive long-term disability benefits under a long-term disability benefit plan of an Employing Company; (2) his death; and (3) his Retirement Date if he elects to have his Retirement Income commence on such date. During the period of the Employee's Disability Leave, he shall, for purposes of the Plan, be deemed to have received Earnings at the regular rate in effect for him.

(b) A disabled Employee who applies for and would be granted long-term disability benefits under a long-term disability benefit plan of an Employing Company, if it were not for the fact that the deductions therefrom attributable to other disability benefits equal or exceed the amount of his unreduced benefit under such long-term disability benefit plan of the Employing Company, will be considered as being currently granted benefits under such long-term disability benefit plan.

(c) An Employee's Disability Leave shall be deemed to be a period for which Hours of Service shall be credited to the Employee as though the period of his Disability Leave were a period of active employment.

(d) If an Employee's Disability Leave shall terminate prior to his Normal Retirement Date and he shall fail to return to the employment of the Employing Company within sixty (60) days after the termination of such leave, his service shall be deemed to have terminated upon the termination of his Disability Leave and his rights shall be determined in accordance with Article VIII, unless at such time he shall be entitled to retire on an Early Retirement Date, in which event his termination of service shall be deemed to constitute his retirement under Section 3.2.

(e) (1) If an Employee's Disability Leave terminates on or after his Normal Retirement Date and he fails to return to the employment of an Employing Company within sixty (60) days after the termination of such leave, his service shall be deemed to have terminated upon the termination of his Disability Leave and such termination of service shall be deemed to constitute his retirement under Section 3.3.

     (2) An Employee whose Disability Leave continues beyond his Normal Retirement Date based on entitlement to long-term disability benefits under a long-term disability plan of an Employing Company shall have payment of his Retirement Income suspended pursuant to Code Section 411(a)(3)(B) until he is no longer eligible under a long-term disability plan of an Employing Company. Such Employee shall then receive Retirement Income determined as of the date such eligibility ends. However, if the Employee's Disability Leave continues after the date the Employee ceases to be eligible for the long-term disability plan of an Employing Company based on entitlement to Social Security Disability benefits, his Retirement Income for the period after his Normal Retirement Date shall be determined under subsection (3).

     (3) An Employee whose Disability Leave continues for any period after his Normal Retirement Date based solely on his entitlement to Social Security Disability benefits shall receive Retirement Income as of his Deferred Retirement Date. However, if his Deferred Retirement Date occurs in a Plan Year subsequent to the Plan Year in which occurs his Normal Retirement Date, his Retirement Income shall not be less than his Retirement Income adjusted for commencement after his Normal Retirement Date. For the Plan Year following the Plan Year in which occurs the Employee's Normal Retirement Date, his adjusted Retirement Income shall be equal to the greater of his Retirement Income determined as of such date or the Actuarial Equivalent of his Retirement Income computed as of his Normal Retirement Date. For the next Plan Year, his adjusted Retirement Income shall be equal to the greater of his Retirement Income determined as of such Plan Year or the Actuarial Equivalent of his adjusted Retirement Income computed as of the end of the prior Plan Year. This process shall be repeated each Plan Year until the termination of his Disability Leave.

(f) Notwithstanding the above, the years of Accredited Service for any Employee whose initial date of disability occurred under the Prior Plans shall be determined under the terms of the applicable Prior Plans.

(g)  Notwithstanding any other provisions of this Section 4.4, any Employee who
     (1) has an initial date of disability on or after January 1, 1998, and (2) is not covered by the terms of a collective bargaining agreement or (3) is covered by the terms of a collective bargaining agreement but where the bargaining unit representative and an Employing Company have mutually agreed to this provision, shall be ineligible for a Disability Leave under this Section 4.4 or such Employee's Disability Leave shall terminate if the Employee has already become eligible if such Employee accepts a benefit under an Employing Company's "career transition plan" or such other severance plan or agreement where such other plan or agreement stipulates that the Employee is ineligible or ceases to be on Disability Leave under this Plan.

4.5 Employees leaving Employer's service. If the service of an Employee is terminated prior to retirement as provided by Article III, such Employee will forfeit any Vesting Years of Service and Accredited Service which he may have subject to possible restoration of some or all of his Vesting Years of Service and Accredited Service in accordance with Article VIII. The provisions of this
Section 4.5 shall not affect the rights, if any, of an Employee under Article VIII nor shall the rights of an Employee be affected during or by reason of a layoff, due to lack of work, which continues for a period of one year or less, except that such period of layoff shall not be deemed to be service with an Employing Company. If the service of an Employee is terminated, or if he is not reemployed before the expiration of one year after being laid off for lack of work, and he is subsequently reemployed, he will be treated as provided in
Section 2.4.

         Forfeitures arising by reason of an Employee's termination of service for any reason shall not be applied to increase the benefits any Employee would otherwise receive under the Plan but shall be used to reduce contributions of the Employing Companies to the Plan.

4.6 Annual Limit on Accredited Service. Notwithstanding any provision of this
Article IV, an Employee shall be credited with no more than one year of Accredited Service for any given Plan Year.

                                   ARTICLE V

                                Retirement Income

5.1 Normal Retirement Income. The monthly Retirement Income payable as a single life annuity to an Employee included in the Plan who retires from the service of an Employing Company at his Normal Retirement Date (before adjustment for Provisional Payee designation, if any) after May 1, 2000, subject to the limitations of Article VI, shall be the greatest of (a), (b), (c) and (d):

(a) the Retirement Income determined in accordance with Section 5.1 of the Prior Plans as of December 31, 1996 without regard to the Minimum Retirement Income requirement, plus $25.00 times the Employee's years of Accredited Service earned after December 31, 1996;

(b)      $25.00 times an Employee's years of Accredited Service;

(c) 1.70% of his Average Monthly Earnings multiplied by his years (and fraction of a year) of Accredited Service to his Normal Retirement Date including a Social Security Offset.

(d) 1.25% of his Average Monthly Earnings multiplied by his years (and fraction of a year) of Accredited Service to his Normal Retirement Date, without a Social Security Offset. With respect to Employees represented by the International Brotherhood of Electrical Workers ("IBEW"), except those represented by IBEW Local 1208, who performed an Hour of Service on or after January 1, 2002, January 1, 2002 shall replace May 1, 2000 in the preceding sentence.

                  For purposes of this Subsection (d), Average Monthly Earnings shall be calculated using the Employee's Earnings, as defined in
         Section 1.10, increased by any cash payments made during any given Plan Year from an annual group incentive plan. "Annual group incentive plan" shall mean each plan designated as such and approved and ratified for each Plan Year by the manager of the Southern Company Compensation Administration department pursuant to procedures established by the Retirement Board. The Executive Productivity Improvement Plan shall be considered an "annual group incentive plan" only with regard to amounts earned in 1999 or a prior Plan Year and/or with regard to amounts which became payable in 2000 or a prior Plan Year.

         Notwithstanding any provision of this Plan to the contrary, a former IBEW Employee, as defined in Section 7.13, other than an IBEW Employee represented by IBEW Local 1208, whose employment with an Employing Company terminated on or after January 1, 2001 but before January 1, 2002 (or his Provisional Payee) shall have his Retirement Income determined and adjusted, if necessary, under the terms of the Plan as herein amended and restated (and/or the survivor benefit attributable thereto) prospectively from the Administrative Change Date, as defined in Section 7.13, unless such IBEW Employee's benefit under the 1997 Plan, as defined in Section 7.13, would provide a greater benefit. When making the determination of the greater benefit, any adjustment to such IBEW Employee's Retirement Income made pursuant to Section 5.11 of the 1997 Plan shall be taken into account. However, such adjustment shall not be applied to the IBEW Employee's benefit as determined under this Plan as amended and restated.

         Any provisions of this Section 5.1 to the contrary notwithstanding, Retirement Income with respect to an Employee who retires on his Normal Retirement Date or Deferred Retirement Date shall not be less than the Retirement Income which would have been payable with respect to such Employee commencing on an earlier Retirement Date which would have resulted in the greatest Retirement Income if such Retirement Income had been payable in the same form as his Retirement Income commencing on his Normal Retirement Date or Deferred Retirement Date.

5.2 Calculation of Social Security Offset. For purposes of determining the Social Security Offset in calculating an Employee's Retirement Income under the Plan, the Social Security Offset shall be determined by using the actual salary history of the Employee during his employment with any Affiliated Employer, provided that in the event that the Retirement Board (or its delegee) is unable to secure such actual salary history within one hundred eighty (180) days following the later of the date of the Employee's separation from service (by retirement or otherwise) and the time when the Employee is notified of the Retirement Income to which he is entitled, the salary history shall be determined in the following manner:

(a) The salary history shall be estimated by applying a salary scale, projected backwards, to the Employee's compensation for W-2 purposes from the Affiliated Employer which last employed the Employee for the first Plan Year following the most recent Plan Year for which the salary history is estimated. The salary scale shall be a level percentage per year equal to six percent (6%) per annum.

(b) The Plan shall give clear written notice to each Employee of the Employee's right to supply the actual salary history and of the financial consequences of failing to supply such history. Such notice shall state that the actual salary history is available from the Social Security Administration.

         For purposes of determining the Social Security Offset in calculating the Retirement Income of an Employee entitled to receive a public pension based on his employment with a Federal, state, or local government agency, no reduction in such Employee's Social Security benefit resulting from the receipt of a public pension shall be recognized. Notwithstanding the foregoing, with respect to an Employee described in Section 2.4(b), any salary history prior to April 2, 2001 shall be disregarded when determining his Social Security Offset.

5.3 Early Retirement Income. The monthly amount of Retirement Income payable to an Employee who retires from the service of an Employing Company at his Early Retirement Date, subject to the limitations of Section 6.1, will be equal to his Retirement Income based on his Accredited Service to his Early Retirement Date, reduced by three-tenths of one percent (0.3%) for each calendar month by which the commencement date of his Retirement Income precedes his Normal Retirement Date but follows the first day of the month following his attainment of his fiftieth (50th) birthday.

         At the option of the Employee exercised at or prior to commencement of his Retirement Income on or after his Early Retirement Date (provided he shall not have in effect at such Early Retirement Date a Provisional Payee designation pursuant to Article VII), he may have his Retirement Income adjusted upwards in an amount which will make his Retirement Income payable up to age sixty-five
(65) equal, as nearly as may be, to the amount of his Federal primary Social Security benefit (primary old age insurance benefit) estimated to become payable after age sixty-five (65), as computed at the time of his retirement, plus a reduced amount, if any, of Retirement Income actuarially determined to be payable after age sixty-five (65). The Federal primary Social Security benefit used in calculating an Employee's Retirement Income and adjustment described in the preceding sentence shall be determined by using the salary history of the Employee during his employment with any Affiliated Employer, as calculated in accordance with Section 5.2. Notwithstanding the preceding sentence, with respect to an Alternate Payee, the adjustment described in this paragraph shall be determined by using the Alternate Payee's actual Social Security salary history and estimated age 65 Social Security benefit provided that the Alternate Payee secures this information for the Retirement Board.

5.4 Deferred Retirement Income. The monthly amount of Retirement Income payable to an Employee who retires from the service of the Employer at his Deferred Retirement Date, subject to the limitations of Section 6.1, will be equal to his Retirement Income based on his Accredited Service to his Deferred Retirement Date.

5.5 Payment of Retirement Income. The first payment of an Employee's Retirement Income will be made on his Early Retirement Date, Normal Retirement Date, Deferred Retirement Date, or date of commencement of payment of Retirement Income in accordance with Section 8.1, 8.2 or 8.6, as the case may be; provided that commencement of the distribution of an Employee's Retirement Income shall not be made prior to his Normal Retirement Date without the consent of such Employee, except as provided in Section 8.4 of the Plan.

         Notwithstanding anything to the contrary above, if in accordance with this Section 5.5 an Employee is entitled to receive Retirement Income commencing at his Early Retirement Date, he may, in lieu of commencing payment of his Retirement Income upon his Early Retirement Date, elect to receive such Retirement Income commencing as of the first day of any month after his Early Retirement Date and preceding his Normal Retirement Date in an amount equal to his Retirement Income determined as of the commencement of his Retirement Income on or after his Early Retirement Date determined in accordance with Section 5.3. An election pursuant to this Section 5.5 to have Retirement Income commence prior to Normal Retirement Date shall be made on a prescribed form and shall be filed with the Retirement Board (or its delegee) at least thirty (30) days before Retirement Income is to commence. However, if an Employee fails to make an election pursuant to this Section 5.5 within the thirty (30) day period immediately preceding his Retirement Date, his Retirement Income shall be determined as of his Retirement Date and payment thereof shall commence as soon as administratively feasible following his election to retire, provided his election occurs not more than ninety (90) days after his Retirement Date. If the election is made more than ninety (90) days following an Employee's Retirement Date, his benefits shall commence as soon as administratively feasible and his Retirement Income shall be determined as of the first day of the month following submission of his election.

         In the event of the death of an Employee who has designated a Provisional Payee or who is deemed to have done so in accordance with Article VII, if the designation has become effective, the first payment to be made to the Provisional Payee pursuant to Article VII shall be made to the Provisional Payee on the first day of the month after the later of (a) the Employee's death and (b) the date on which the Employee would have attained his fiftieth (50th) birthday if he had survived to such date, if the Provisional Payee shall then be alive and proof of the Employee's death satisfactory to the Retirement Board (or its delegee) shall have been received by it. Subsequent payments will be made monthly thereafter until the death of such Provisional Payee.

         In any event, payment of Retirement Income, including any adjustments thereto caused by an amendment to the Plan providing for, or which has the effect of providing for, retroactively increased Retirement Income, to the Employee shall begin not later than the sixtieth (60th) day after the later of the close of the Plan Year in which falls (a) the Employee's Normal Retirement Date or (b) the date the Employee terminates his service with any Affiliated Employer. Notwithstanding the provisions of the Plan for the monthly payment of Retirement Income, such income may be adjusted and payable annually in arrears if the amount of the Retirement Income is less than $10.00 per month.

5.6 Termination of Retirement Income. The monthly payment of Retirement Income will cease with the last payment preceding the retired Employee's death; subject, however, to the continuation of payments to a surviving Provisional Payee, if one has been designated or deemed to have been designated, which likewise will cease with the last payment preceding the death of the Provisional Payee. There shall be no benefits payable under the Plan on behalf of any Employee whose death occurs prior to his retirement, except as otherwise provided in Article VII with respect to a Provisional Payee of an Employee. Following the death of an Employee and of his Provisional Payee, if any, no further payments will be made under the Plan on account of such Employee.

5.7      Required distributions.

(a) Once a written claim for benefits is filed with the Retirement Board (or its delegee), payment of benefits to the Employee shall begin not later than sixty (60) days after the last day of the Plan Year in which the latest of the following events occurs:

     (1)  the Employee's Normal Retirement Date;

     (2) the tenth (10th) anniversary of the date the Employee commenced participation in the Plan; or

     (3)  the Employee's separation from service from any Affiliated Employer.

(b)  Pre-January 1, 2003 required minimum distributions.

     (1)  With respect to Plan Years beginning before January 1, 2003:

          (i) The payment of Retirement Income to any Employee shall begin April 1 of the calendar year following the calendar year in which the Employee attains age 70-1/2 or, if later, the calendar year in which such Employee retires. Notwithstanding the preceding sentence, with respect to any Employee who is a five-percent owner as defined in Section 14.5(g) with regard to the Plan Year ending in which the Employee attains age 70-1/2 or any Employee who commenced receipt of his Retirement Income in accordance with the minimum distribution provisions of the Prior Plans before January 1, 1997, the payment of Retirement Income shall commence no later than April 1 of the Plan Year following the Plan Year in which the Employee attains age 70-1/2.

          (ii) With respect to an Employee who commences receipt of Retirement Income while in active service, the amount of his Retirement Income shall be computed as of the end of the Plan Year the Employee attains age 70-1/2 and shall be recomputed as of the close of each Plan Year thereafter and preceding his actual retirement date. Any additional Retirement Income he accrues at the close of any Plan Year pursuant to the preceding sentence shall be offset (but not below zero) by the value of the benefit payments received in such Plan Year. With respect to the Plan Year of retirement, Retirement Income calculated at the Employee's Deferred Retirement Date shall be offset (but not below zero) by the value of the benefit payments received on or after January 1 but before his retirement date in such Plan Year. The receipt by an Employee of any payments or distributions as a result of his attaining age 70-1/2 prior to his actual retirement or death shall in no way affect the entitlement of an otherwise eligible Employee to additional accrued benefits.

          (iii) With respect to an Employee who retires after attaining age 70-1/2 and who has not previously commenced receipt of his Retirement Income pursuant to this Section 5.7(b) while an Employee of an Affiliated Employer, the amount of his Retirement Income shall be computed as of the end of the Plan Year the Employee attains age 70-1/2 and shall be recomputed as of the close of each Plan Year thereafter and preceding his Deferred Retirement Date. With respect to each Plan Year following the Plan Year the Employee attains age 70-1/2, his Retirement Income shall equal the greater of his Retirement Income determined as of such Plan Year or the Actuarial Equivalent of his Retirement Income computed as of the end of the Plan Year he attains age 70-1/2. For the next Plan Year, his adjusted Retirement Income shall be equal to the greater of his Retirement Income determined as of such Plan Year or the Actuarial Equivalent of his adjusted Retirement Income computed as of the end of the prior Plan Year. This process shall be repeated each Plan Year until his Deferred Retirement Date.

          (iv) If a former Employee who is receiving Retirement Income shall be reemployed by any Affiliated Employer as an Employee and his Retirement Income is suspended in accordance with Section 5.8(b), the Retirement Income payable upon his subsequent retirement shall be adjusted in accordance with Section 5.7(b)(iii) if his subsequent retirement occurs after he attains age 70-1/2, but shall be reduced by the Actuarial Equivalent of any Retirement Income he received prior to his reemployment in accordance with
               Section 5.8(b).

     (2)  Distribution upon death of Employee

          (i)  Death after commencement of benefits

               If the Employee dies before his entire non-forfeitable interest has been distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution selected by the Employee as set forth in the provisions of Article VII.

          (ii) Death prior to commencement of benefits

               If the Employee dies before the distribution of his nonforfeitable interest has begun, the entire interest, subject to the provisions of Article VII, shall be distributed monthly to his Provisional Payee, if any, over such Provisional Payee's remaining lifetime.

(c)  Post-December 31, 2002 required minimum distributions.

     (1)  General rules.

          (i) Effective date. The provisions of this Section 5.7(c) will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

          (ii) Coordination with minimum distribution requirements previously in effect. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this Section equals or exceeds the required minimum distributions determined under this Section, then no additional distributions will be required to be made for 2002 on or after such date to the distributee. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this Section is less than the amount determined under this Section, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this Section.

          (iii) Precedence. The requirements of this Section will take precedence over any inconsistent provisions of the Plan.

          (iv) Requirements of Treasury regulations incorporated. All distributions required under this Section will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Code.

          (v) TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this Section, distributions may be made under a designation made before January 1, 1984, in accordance with
               Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

     (2)  Time and Manner of Distribution.

          (i) Required beginning date. The Employee's entire interest will be distributed, or begin to be distributed, to the Employee no later than the Employee's required beginning date.

          (ii) Death of Employee before distributions begin. If the Employee dies before distributions begin, the Employee's entire interest will be distributed, or begin to be distributed, no later than as follows:

               (A) If the Employee's surviving spouse is the Employee's sole beneficiary, then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Employee died, or by December 31 of the calendar year in which the Employee would have attained age 70 1/2, if later.

               (B) If the Employee's surviving spouse is not the Employee's sole beneficiary, then distributions to the beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Employee died.

               (C) If there is no beneficiary as of September 30 of the year following the year of the Employee's death, the Employee's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Employee's death.

               (D) If the Employee's surviving spouse is the Employee's sole beneficiary and the surviving spouse dies after the Employee but before distributions to the surviving spouse begin, this
                    Section 5.7(c)(2), other than Section 5.7(c)(2)(ii)(A), will apply as if the surviving spouse were the Employee.

                    For purposes of this Section 5.7(c)(2) and Section 5.7(c)(5), distributions are considered to begin on the Employee's required beginning date (or if Section 5.7(c)(2)(ii)(D) applies, the date distributions are required to begin to the surviving spouse under Section 5.7(c)(2)(ii)(A)). If annuity payments irrevocably commence to the Employee before the Employee's required beginning date (or to the Employee's surviving spouse before the date distributions are required to begin to the surviving spouse under Section 5.7(c)(2)(ii)(A)), the date distributions are considered to begin is the date distributions actually commence.

          (iii) Forms of distribution. Unless the Employee's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with Subsections (c), (d) and (e) of this Section 5.7(c). If the Employee's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury regulations.

     (3)  Determination of amount to be distributed each year.

          (i) General annuity requirements. If the Employee's interest is paid in the form of annuity distributions under the Plan, payments under the annuity will satisfy the following requirements:

               (A) The annuity distributions will be paid in periodic payments made at intervals not longer than one year;

               (B) The distribution period will be over a life (or lives) or over a period certain not longer than the period described in Section (d) or (e);

               (C) Once payments have begun over a period certain, the period certain will not be changed even if the period certain is shorter than the maximum permitted; and

               (D) Payments will either be nonincreasing or increase only as follows:

                    (I) By an annual percentage increase that does not exceed the annual percentage increase in a cost-of-living index that is based on prices of all items and issued by the Bureau of Labor Statistics;

                    (II) To the extent of the reduction in the amount of the
                         Employee's payments to provide for a survivor benefit upon death, but only if the beneficiary whose life was being used to determine the distribution period described in Section 5.7(c)(4) dies or is no longer the Employee's beneficiary pursuant to a qualified domestic relations order within the meaning of Code Section 414(p);

                    (III) To provide cash refunds of Employee contributions upon the participant's death; or

                    (IV) To pay increased benefits that result from a Plan
                         amendment.

          (ii) Amount required to be distributed by required beginning date. The amount that must be distributed on or before the Employee's required beginning date (or, if the Employee dies before distributions begin, the date distributions are required to begin under Section 5.7(c)(2)(i) or (ii)) is the payment that is required for one payment interval. The second payment need not be made until the end of the next payment interval even if the payment interval ends in the next calendar year. Payment intervals are the period for which payments are received, e.g., bi-monthly, monthly, semi-annually, or annually. All of the Employee's benefit accruals as of the last day of the first distribution calendar year will be included in the calculation of the amount of the annuity payments for payment intervals ending on or after the Employee's required beginning date.

          (iii) Additional accruals after first distribution calendar year. Any additional benefits accruing to the Employee in a calendar year after the first distribution calendar year will be distributed beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues.

     (4) Requirements for annuity distributions that commence during Employee's lifetime.

          Unless the Employee's spouse is the sole designated beneficiary and the form of distribution is a period certain and no life annuity, the period certain for an annuity distribution commencing during the Employee's lifetime may not exceed the applicable distribution period for the Employee under the Uniform Lifetime Table set for in Section 1.401(a)(9)-9 of the Treasury regulations for the calendar year that contains the annuity starting date. If the annuity starting date precedes the year in which the Employee reaches age 70, the applicable distribution period for the Employee is the distribution period for age 70 under the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations plus the excess of 70 over the age of the Employee as of the Employee's birthday in the year that contains the annuity starting date. If the Employee's spouse is the Employee's sole designated beneficiary and the form of distribution is a period certain and no life annuity, the period certain may not exceed the longer of the Employee's applicable distribution period or the joint life and last survivor expectancy of the Employee and the Employee's spouse as determined under the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Employee's and spouse's attained ages as of the Employee's and spouse's birthdays in the calendar year that contains the annuity starting date.

     (5) Requirements for minimum distributions where Employee dies before date distributions begin.

          (i) Employee survived by beneficiary. If the Employee dies before the date distributions begin and there is a beneficiary, the Employee's entire interest will be distributed, beginning no later than the time described in Section 5.7(c)(2)(ii)(A) or (B), over the life of the beneficiary or over a period certain not exceeding:

               (A) Unless the annuity starting date is before the first distribution calendar year, the life expectancy of the beneficiary determined using the beneficiary's age as of the beneficiary's birthday in the calendar year immediately following the calendar year of the Employee's death; or

               (B) If the annuity starting date is before the first distribution calendar year, the life expectancy of the beneficiary determined using the beneficiary's age as of the beneficiary's birthday in the calendar year that contains the annuity starting date.

          (ii) No beneficiary. If the Employee dies before the date distributions begin and there is no beneficiary as of September 30 of the year following the year of the Employee's death, distribution of the Employee's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Employee's death.

          (iii) Death of surviving spouse before the date distribution of his interest begins, the Employee's surviving spouse is the Employee's sole beneficiary, and the surviving spouse dies before distributions to the surviving spouse begin, this Section 5.7(b)(5) will apply as if the surviving spouse were the Employee, except that the time by which distributions must begin will be determined without regard to Section 5.7(c)(2)(ii)(A). begin. If the Employee dies before the date distributions begin, the Employee's surviving spouse is the Employee's sole beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under subsection 3.8.2(b)(i), this clause 3.8.4(b) will apply as if the surviving spouse were the Employee.

     (6) Definitions. For purposes of this Section, the follow terms shall have the meaning set forth below:

          (i) "Beneficiary" shall mean the individual who is designated as the beneficiary under the Plan in accordance with Section 401(a)(9) of the Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations. (ii) "Distribution calendar year" shall mean a calendar year for which a minimum distribution is required. For distributions beginning before the Employee's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Employee's required beginning date. For distributions beginning after the Employee's death, the first distribution calendar year is the calendar year in which distributions are required to begin under
               Section 5.7(c)(2)(ii).

          (iii) "Life expectancy" shall mean the life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

          (iv) "Required beginning date" shall mean the date specified in
               Section 5.7(b) of the Plan.

(d)  Determining required minimum distributions

         Notwithstanding anything in this Plan to the contrary, all distributions, including the minimum amounts which must be distributed each calendar year, under this Plan shall be made in accordance with Code Section 401(a)(9) and the regulations thereunder, including Treas. Reg. ss. 1.401(a)(9)-2.

         With respect to distributions under the Plan made in calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the regulations under Section 401(a)(9) that were proposed in January 2001, notwithstanding any provision of the Plan to the contrary. This provision shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Section 401(a)(9) or such other date specified in guidance published by the Internal Revenue Service.

(e) Minimum distribution transitional rules

...................Any distribution made pursuant to Section 242(b)(2) of the Tax
Equity and Fiscal Responsibility Act of 1982 shall meet the requirements of Code
Section 401(a)(9) as in effect on December 31, 1983, and shall also satisfy Code Sections 401(a)(11) and 417.

5.8      Suspension of Retirement Income.

(a) The Retirement Income of an Employee who remains in active service after his Normal Retirement Date shall be suspended for each calendar month after his Normal Retirement Date during which he completes forty (40) or more Hours of Service, pursuant to ERISA Section 203(a)(3)(B) ("ERISA Section 203(a)(3)(B) Service").

(b) If a former Employee who is receiving Retirement Income shall be reemployed by any Affiliated Employer as an Employee and shall not elect to waive his right to participate under the Plan or the pension plan of the Affiliated Employer, whichever applies, his Retirement Income shall be suspended for each calendar month after his reemployment during which he is employed in ERISA Section 203(a)(3)(B) Service. The Retirement Income payable upon his subsequent retirement shall be reduced by the Actuarial Equivalent of any Retirement Income he received prior to his reemployment. Notwithstanding the preceding, the Retirement Income of a former Employee who is reemployed by an Affiliated Employer and classified as a "temporary employee," whether or not such classification is determined to be in error, shall not be suspended.

(c) No payment shall be suspended by the Plan pursuant to this Section 5.10 unless the Plan notifies the Employee by personal delivery or first class mail during the first calendar month in which the Plan withholds payments that his Retirement Income is suspended.

(d) If the payment of Retirement Income has been suspended, payments shall resume no later than the first day of the third calendar month after the calendar month in which the Employee ceases to be employed in ERISA Section 203(a)(3)(B) Service. The initial payment upon resumption shall include the payment scheduled to occur in the calendar month when payments resume and any amounts withheld during the period between the cessation of ERISA
     Section 203(a)(3)(B) Service and the resumption of payments.

5.9      Increase in Retirement Income of retired Employees

(a)  1996 Increase.

     (1) Retirement Income payable on and after January 1, 1996 to an Employee (or to the Provisional Payee of an Employee) who retired under the Prior Plans at his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date on or before January 1, 1996 will be adjusted to increase the amount thereof by an amount ranging from a minimum of one and one-half percent (1.5%) to a maximum of seven and one-half percent (7.5%) in accordance with the following schedule:

   Year in which                                          Percentage
Retirement occurred                                        increase
-------------------                                       ----------
-------------------                                       ----------

       1995                                                  1.5%
       1994                                                  3.0%
       1993                                                  4.5%
       1992                                                  6.0%
1991 and prior years                                         7.5%


     (2) A similar adjustment, based on the date of the commencement of Retirement Income payments to the Employee's Provisional Payee, rather than the Employee's Retirement Date, will be made in respect of Retirement Income which is payable on or after January 1, 1996 where a Provisional Payee election was in effect, or was deemed to be in effect, when an Employee died while in service prior to January 1, 1996 and prior to his retirement.

     (3) A similar adjustment will be made in respect of Retirement Income which is payable on or after January 1, 1996 for a former Employee who is not eligible to retire but who is vested in a benefit (or the Provisional Payee of such former Employee) for which payments have commenced on or before January 1, 1996 in accordance with the terms of the Prior Plans, except for Employees whose Retirement Income has been cashed-out pursuant to the terms of the Prior Plans.

     (4) For purposes of determining the applicable percentage increase under this Section 5.9(a), the year of retirement includes retirement where the last day of employment was December 31 of such year. An Employee whose Deferred Retirement Date is on or before January 1, 1988 and who did not retire at his Normal Retirement Date shall be deemed to have retired at his Normal Retirement Date for purposes of determining the increase in his Retirement Income payable at his Deferred Retirement Date.

     (5) This Section 5.9(a) shall not apply with respect to an Employee who has not retired, but for whom the distribution of Retirement Income has commenced pursuant to Section 5.7 of the Plan.

(b)  2001 Increase.

     (1) Retirement Income payable on and after January 1, 2001 to an Employee (or to the Provisional Payee of an Employee) who retired under the Plan or the Prior Plans at his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date on or before January 1, 2001 will be adjusted to increase the amount thereof by an amount ranging from a minimum of one and one-half percent (1.5%) to a maximum of seven and one-half percent (7.5%) in accordance with the following schedule:

Pension Benefit Commencement Dates
-----------------------------------------------------------------------------
                                                               Increase
          From                         Through                Percentage
--------------------------     ------------------------    ------------------
--------------------------     ------------------------    ------------------

February 1, 2000               January 1, 2001                   1.5%
February 1, 1999               January 1, 2000                   3.0%
February 1, 1998               January 1, 1999                   4.5%
February 1, 1997               January 1, 1998                   6.0%
Before February 1, 1997                                          7.5%

     An Employee whose Deferred Retirement Date is on or before January 1, 1988 and who did not retire at his Normal Retirement Date shall be deemed to have retired at his Normal Retirement Date for purposes of determining the increase in his Retirement Income payable at his Deferred Retirement Date.

     (2) (A) The adjustment provided in Section 5.9(b)(1) will be made in respect of Retirement Income which is payable on or after January 1, 2001 to a Provisional Payee, pursuant to Section 7.1 of the Plan, based on the Employee's pension benefit commencement date under the Plan or the Prior Plans.

          (B) The adjustment provided in Section 5.9(b)(1) will be made in respect of Retirement Income which is payable on or after January 1, 2001 to a Provisional Payee, pursuant to Section 7.4 of the Plan, due to the death of an Employee while in the service of an Employing Company based on the Provisional Payee's pension benefit commencement date under the Plan or the Prior Plans.

     (3) A similar adjustment will be made in respect of Retirement Income which is payable on or after January 1, 2001 for a former Employee who is not eligible to retire but who is vested in a benefit (or the Provisional Payee of such former Employee) for which payments have commenced on or before January 1, 2001 in accordance with the terms of the Plan or Prior Plans, except for Employees whose Retirement Income has been cashed-out pursuant to the terms of the Plan or Prior Plans.

     (4) Retirement Income payable to an Employee pursuant to the last paragraph of Section 5.3 (i.e., the Social Security level payment option) shall be adjusted for the increase provided in Section 5.9(b)(1) by applying the percentage increase separately to the portion of the Employee's Retirement Income payable before age 65, if still being paid, and his Retirement Income received or to be received after he attains age 65.

     (5) The increased benefits provided for in Section 5.9(b)(1) shall not apply to the portion of an Employee's Retirement Income payable as a Social Security bridge payment to an Employee who retired subject to the terms of an early retirement window and who is receiving Social Security "bridge" payments pursuant to such early retirement window.

     (6) This Section 5.9(b) shall not apply with respect to an Employee who has not retired, but for whom the distribution of Retirement Income has commenced pursuant to Section 5.7 of the Plan.

     (7) The adjustment provided in Section 5.9(b)(1) will be made in respect of an Allowance which is payable on or after January 1, 2001 to a SEPCO Employee or a former SEPCO Employee, as defined in Schedule I of the Plan, based on the Employee's pension benefit commencement date under the Plan, the Prior Plans or the Employees' Retirement Plan of Savannah Electric and Power Company ("SEPCO Plan"). An Allowance payable to a SEPCO Employee or former SEPCO Employee pursuant to
          Section 5.04 of the SEPCO Schedule (i.e., the Social Security level payment option) shall be adjusted for the increase provided in Section 5.9(b)(1) by applying the percentage increase separately to the portion of the SEPCO Employee's Allowance payable before age 62 or 65 (whichever is applicable), if still being paid, and his Allowance received or to be received after he attains age 62 or 65, whichever is applicable. A SEPCO Employee (or his Provisional Payee) whose Allowance consists entirely of an amount payable pursuant to Retirement Annuities described in Article 2 of the SEPCO Schedule or
          Article 2 of the SEPCO Plan, whichever is applicable, shall not receive the adjustment provided in Section 5.9(b)(1). A SEPCO Employee (or his Provisional Payee) whose Allowance consists partially of an amount payable pursuant to Retirement Annuities described in Article 2 of the SEPCO Schedule or Article 2 of the SEPCO Plan, whichever is applicable, and partially of amounts accrued pursuant to Article 5 of the SEPCO Schedule or Article 5 of the SEPCO Plan, whichever is applicable, shall have his Allowance adjusted in accordance with
          Section 5.9(b)(1) based on his total Allowance under both such Articles with such adjustment being paid entirely from the Trust.

5.10 Special provisions relating to the treatment of absence of an Employee from the service of an Employing Company to serve in the Armed Forces of the United States.

(a) Notwithstanding any other provisions of the Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

(b)      Service to be credited to any Employee in accordance with this Section
         5.10 may be conditioned by the Retirement Board upon its receipt of (1) such information pertaining to absence of an Employee or former Employee to serve in the Armed Forces of the United States as it may request and (2) such form of receipt and release as it may determine to be appropriate in the circumstances.

                                   ARTICLE VI

                             Limitations on Benefits

6.1 Maximum Retirement Income. Notwithstanding any other provision of the Plan, the amount of Retirement Income shall be subject to the provisions of this
Article VI.

(a) The maximum annual amount of Retirement Income payable with respect to an Employee in the form of a straight life annuity without any ancillary benefits after any adjustment for a Provisional Payee designation shall be the lesser of the dollar limitation determined under Code Section 415(b)(1)(A) as adjusted under Code Section 415(d), or Code Section 415(b)(1)(B) as adjusted under Treasury Regulation Section 1.415-5, subject to the following provisions of Article VI. With respect to any former Employee who has Retirement Income under the Plan or his Provisional Payee, the maximum annual amount shall also be subject to the adjustment under Code Section 415(d), but only those adjustments occurring before September 1, 1996.

(b) For purposes of Section 6.1, the term "average compensation for his high three (3) years" shall mean the period of consecutive calendar years (not more than three) during which the Employee was both an active participant in the Plan and had the greatest aggregate compensation from an Employing Company or, if he is also entitled to receive a pension from a defined benefit plan of an Affiliated Employer or if assets and liabilities attributable to the pension of the Employee from a defined benefit plan of an Affiliated Employer have been transferred to this Plan, the greatest aggregate compensation from the Employer and the Affiliated Employer during such high three (3) years. The limitation described in Section 6.1(a) shall also apply in the case of the payment of an Employee's Retirement Income with a Provisional Payee designation.

(c) For purposes of Article VI, the term "compensation" means an Employee's earned income, wages, salaries, and fees for professional services, and other amounts received for personal services actually rendered in the course of employment with any Affiliated Employer (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses), and excluding the following:

     (1) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; and

     (2) Amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option.

         For Limitation Years beginning on and after January 1, 2001, for purposes of applying the limitations described in Section 6.1 of the Plan, compensation paid or made available during such Limitation Years shall include elective amounts that are not includable in the gross income of the Employee by reason of Code Section 132(f)(4).

         Compensation for any Limitation Year is the compensation, as defined above, paid or payable during such year.

(d) The foregoing limitations regarding the maximum Retirement Income shall not apply with respect to an Employee if the Retirement Income payable under the Plan and under any other defined benefit plans of any Affiliated Employer does not exceed $10,000 for the calendar year or for any prior calendar year, and any Affiliated Employer has not at any time maintained a defined contribution plan in which the Employee has participated. The terms "defined benefit plan" and "defined contribution plan" shall have the meanings set forth in Section 415(k) of the Code.

6.2 Adjustment to Defined Benefit Dollar Limitation for Early or Deferred Retirement.

(a) If the age at which the retirement benefit of an Employee commences is less than 62, the Defined Benefit Dollar Limitation is determined by reducing the Defined Benefit Dollar Limitation on an actuarially equivalent basis. First, reduce the Defined Benefit Dollar Limitation at age 62 using the interest rate and mortality table, or tabular factors, as applicable, which are set forth in the Plan for the reduction of benefits for early retirement under the Plan. Second, reduce the Defined Benefit Dollar Limitation using five percent (5%) interest and the commissioner's standard table used to determine reserves for group annuity contracts in effect on the date as of which the calculation is being made. Use the lesser of the amounts determined under the two preceding sentences as the Defined Benefit Dollar Limitation.

(b) If the age at which the retirement benefit of an Employee commences is greater than age 65, the Defined Benefit Dollar Limitation shall be determined by increasing the Defined Benefit Dollar Limitation at age 65 on an actuarially equivalent basis. The increased Defined Benefit Dollar Limitation shall be the lesser of the equivalent amount computed using the interest rate and mortality table set forth in Section 1.2 that is used for Actuarial Equivalence for deferred Retirement Income under the Plan and the equivalent amount computed using five percent (5%) interest and the Applicable Mortality Table, as defined in Section 1.2, in effect on the date as of which the calculation is being made.

6.3      Adjustment of limitation for Years of Service or participation.

(a) If an Employee has completed less than ten (10) years of participation, the Employee's accrued benefit shall not exceed the Defined Benefit Dollar Limitation as adjusted by multiplying such amount by a fraction, the numerator of which is the Employee's number of years (or part thereof) of participation in the Plan, and the denominator of which is ten (10).

(b) If an Employee has completed less than ten (10) Years of Service with any Affiliated Employer, the limitations described in Sections 415(b)(1)(B) and 415(b)(4) of the Code shall be adjusted by multiplying such amounts by a fraction, the numerator of which is the Employee's number of years of service (or part thereof), and the denominator of which is ten (10).

(c) In no event shall paragraphs (a) and (b) above reduce the limitations provided under Sections 415(b)(1) and 415(b)(4) of the Code to an amount less than one-tenth (1/10) of the applicable limitation (as determined without regard to this Section 6.3).

(d) This Section 6.3 shall be applied separately with respect to each change in the benefit structure of the Plan, except as is or may be limited by Revenue Procedure 92-42.

6.4 Conversion of retirement benefit to a single life annuity. If an Employee's retirement benefit is payable in a form other than a straight life annuity for the life of the Employee ("Non-Annuity Benefit Form"), whether as the normal form of benefit or as an optional form which the Employee elects, the Non-Annuity Benefit Form is adjusted to a straight life annuity under either (a) or (b) below, whichever is applicable. No actuarial adjustment to the Non-Annuity Benefit Form is required for (i) the value of a qualified joint and survivor annuity; (ii) the value of benefits that are not directly related to retirement benefits (such as post-retirement medical benefits); or (iii) the value of post-retirement cost-of-living increases made in accordance with the Treasury regulations.

(a) If an Employee's retirement benefit is payable as a Non-Annuity Benefit Form which is not a form of benefit subject to Code Section 417(e)(3) (e.g., is not a lump sum or decreasing annuity), first convert the Non-Annuity Benefit Form to a straight life annuity using the interest rate and mortality table, or tabular factors, as applicable, which are specified in the Plan for the Non-Annuity Benefit Form. Second, convert the Non-Annuity Benefit Form to a straight life annuity using a five percent (5%) interest rate and the Applicable Mortality Table, as defined in
     Section 1.2, in effect on the date as of which the calculation is being made. The greater of the amounts determined under the two preceding sentences is the equivalent straight life annuity.

(b)  If the Non-Annuity Benefit Form is payable in a form subject to Code
     Section 417(e)(3) (e.g., a lump sum or decreasing annuity), the determination of the equivalent straight life annuity is the same as in paragraph (a) above, except that the Applicable Interest Rate, as defined in Section 1.2, is substituted for the five percent (5%) interest rate. Thus, the Non-Annuity Benefit Form is converted to a straight life annuity using the interest rate and mortality table or the tabular factors, as applicable, which are set forth in the Plan, or the Applicable Interest Rate and the Applicable Mortality Table, as defined in Section 1.2, whichever gives the greater straight life annuity.

6.5      Limitation on benefits from multiple plans.

(a) For purposes of the limitations described in Section 6.1 of the Plan and Section 415 of the Code, all defined benefit plans (whether or not terminated) maintained by an Affiliated Employer shall be treated as one defined benefit plan.

(b) Notwithstanding any provisions contained herein to the contrary, in the event that an Employee participates in another defined benefit plan required to be aggregated with this Plan under Code Section 415(g) and the combined benefits with respect to an Employee exceed the limitations contained in Code Section 415(b), corrective adjustments shall first be made under this Plan.

6.6 Incorporation of Code Section 415. Notwithstanding anything contained in this Article to the contrary, the limitations, adjustments and other requirements prescribed in this Article shall at all times comply with the provisions of Code Section 415 and the regulations thereunder, the terms of which are specifically incorporated herein by reference.

                                  ARTICLE VII

                                Provisional Payee

7.1 Adjustment of Retirement Income to provide for payment to Provisional Payee. An Employee who desires to have his Retirement Income adjusted in accordance with the provisions of this Article VII to provide a reduced amount of Retirement Income payable to him for his lifetime commencing on his Early Retirement Date, his Normal Retirement Date, or his Deferred Retirement Date, as the case may be, may elect, subject to Section 7.11 and in accordance with the provisions of this Article VII, at his option, either:

(a) that an amount of Retirement Income be payable to him for his lifetime which is equal to eighty percent (80%) of the Retirement Income which would otherwise be payable to him, but for such election (taking into account any reduction required in accordance with Sections 7.3 and 7.4(a)), with the provision that the same amount will be continued after his death to his Provisional Payee until the death of such Provisional Payee, or

(b) that an amount of Retirement Income be payable to him for his lifetime which is equal to ninety percent (90%) of the Retirement Income which would otherwise be payable to him, but for such election (taking into account any reduction required in accordance with Sections 7.3 and 7.4(a)), with the provision that one-half (1/2) of the amount payable to the Employee will be continued after his death to his Provisional Payee until the death of such Provisional Payee, or

(c) that an amount of Retirement Income be payable to him for his lifetime which is equal to seventy-five percent (75%) of the Retirement Income which would otherwise be payable to him, but for such election (taking into account any reduction required in accordance with Sections 7.3 and 7.4(a)), with the provision that the same amount will be continued after his death to his Provisional Payee until the death of such Provisional Payee, or, if such Provisional Payee predeceases the Employee, the Employee's Retirement Income automatically increases to a monthly amount equal to the Retirement Income which would be payable to him had he not elected the form of benefit described in this Section 7.1(c) and instead had elected the single life annuity form of benefit, or

(d) that an amount of Retirement Income be payable to him for his lifetime which is equal to eighty-eight percent (88%) of the Retirement Income which would otherwise be payable to him, but for such election (taking into account any reduction required in accordance with Sections 7.3 and 7.4(a)), with the provision that one-half (1/2) of the amount payable to the Employee will be continued after his death to his Provisional Payee until the death of such Provisional Payee, or, if such Provisional Payee predeceases the Employee, the Employee's Retirement Income automatically increases to a monthly amount equal to the Retirement Income which would be payable to him had he not elected the form of benefit described in this
     Section 7.1(d) and instead had elected the single life annuity form of benefit.

7.2      Form and time of election and notice requirements.

(a) An election of payment and designation of a Provisional Payee in accordance with Section 7.1 shall be made in writing at the same time on a prescribed form delivered to the Retirement Board (or its delegee). The election and designation shall specify its effective date which shall not be sooner than the date received by the Retirement Board (or its delegee) or the Employee's fiftieth (50th) birthday, whichever is later, nor later than the date of commencement of payments in accordance with this Article VII.

     Notwithstanding the preceding paragraph, an election under Section 7.1(c) or (d) is subject to Section 7.11, must be in the form of a written Qualified Election, and shall not become effective until the commencement of Retirement Income payments under the Plan.

(b)  An election of payment to be made in accordance with paragraph (a), (b),
     (c), or (d) of Section 7.1 may be changed by an Employee, provided the written election of the change specifies an effective date which shall not be sooner than the date received by the Retirement Board (or its delegee) or the Employee's fiftieth (50th) birthday, whichever is later, nor later than the date of commencement of payments in accordance with this Article
     VII. Notwithstanding the preceding sentence, an election under Section 7.1(c) or (d) is subject to Section 7.11, must be in the form of a written Qualified Election, and shall not become effective until the commencement of Retirement Income payments under the Plan. To the extent that the new method of payment shall afford the Employee changed protection in the event of his death after the effective date of the new election and prior to retirement, his Retirement Income shall be adjusted pursuant to Section 7.4(a) to reflect such changed protection.

(c) With respect to Sections 7.5 and 7.6, within the period not less than thirty (30) days and not more than ninety (90) days prior to the anticipated commencement of benefits, the Employee shall be furnished, by mail or personal delivery, a written explanation of: (1) the terms and conditions of the reduced Retirement Income payable as provided in Section 7.1; (2) the Employee's right to make, and the effect of, an election to waive the payment of reduced Retirement Income pursuant to a Provisional Payee designation; (3) the rights of the Employee's Provisional Payee; and
     (4) the right to make, and the effect of, a revocation of a previous election to waive the payment of reduced Retirement Income pursuant to a Provisional Payee designation. Notwithstanding the preceding sentence, such written explanation may be furnished after an Employee's Early, Normal or Deferred Retirement Date, as applicable, if in the discretion of the Retirement Board the circumstances so warrant, provided the Employee shall have at least thirty (30) days after being furnished the written explanation to elect payment in accordance with paragraph (a) above. Notwithstanding the above, an Employee may elect (with the consent of his Provisional Payee) to waive any requirement that the written explanation be provided at least thirty (30) days before the Employee's annuity starting date, provided the distribution commences more than seven (7) days after such explanation is provided.

     Within thirty (30) days following an Employee's written request received by the Retirement Board (or its delegee) during the election period, but within sixty (60) days from the date the Employee is furnished all of the information prescribed in the immediately preceding sentence, the Employee shall be furnished an additional written explanation, in terms of dollar amounts, of the financial effect of an election by him not to receive such reduced Retirement Income. If an Employee makes such request, the election period herein prescribed shall end not earlier than sixty (60) calendar days following the day of the mailing or personal delivery of the additional explanation to the Employee. Except that if an election made as provided in Section 7.5 or 7.6 is revoked, another election under that Section may be made during the specified election period.

7.3 Circumstances in which election and designation are inoperative. An election and designation made pursuant to this Article shall be inoperative and the regular provisions of the Plan shall again become applicable as if a Provisional Payee had not been designated if, prior to the commencement of any payment in accordance with this Article VII: (a) an Employee's Provisional Payee shall die,
(b) the Employee and the Provisional Payee shall be divorced under a final decree of divorce, or (c) the Retirement Board (or its delegee) shall have received the written Qualified Election of the Employee to rescind his election of payment and designation of a Provisional Payee in order to receive a single life annuity form of benefit. If such a Qualified Election to rescind is made by the Employee, his Retirement Income shall be reduced to reflect the protection afforded the Employee by any Provisional Payee designation during the period from its effective date to the date of the Retirement Board's (or its delegee's) receipt of the Employee's Qualified Election to rescind, if the option as to payments of reduced Retirement Income was in accordance with either Section 7.1(a), 7.6(a), or 7.6(b). If an Employee remarries subsequent to the death or divorce of his Provisional Payee and prior to the commencement of payments in accordance with this Article VII, then he shall be entitled to designate a new Provisional Payee in the manner set forth in Section 7.2.

7.4 Pre-retirement death benefit. If prior to his Normal Retirement Date (or his Deferred Retirement Date, if applicable), an Employee shall die while in the service of an Employing Company (or while in the service of an Affiliated Employer to which his employment had been transferred) and is survived by his spouse to whom he shall be married at the time of his death, there shall be payable to his surviving spouse (whom he shall be deemed to have designated as his Provisional Payee) Retirement Income determined in accordance with paragraph
(a) or paragraph (c) of this Section 7.4, as applicable. Subject to Section 7.10, such Retirement Income shall commence on the first day of the month following the death of the Employee or the first day of the month following the date on which he would have attained his fiftieth (50th) birthday if he were still alive, whichever is later, and shall cease with the last payment preceding the death of his Provisional Payee.

(a) The amount of Retirement Income payable to the Provisional Payee of a deceased Employee who prior to his death had attained his fiftieth (50th) birthday shall be equal to the amount payable to the Provisional Payee as calculated in Section 7.1(b) determined on the basis of his Accredited Service to the date of his death, or if the Employee shall have attained his fiftieth (50th) birthday and so elected prior to his death, such Retirement Income shall be equal to the amount set forth in Section 7.1(a) determined on the basis of his Accredited Service to the date of his death reduced as provided in the next sentence. If such election shall be made by the Employee, the Retirement Income which shall be payable to the Employee if he lives to his Early Retirement Date or the first day of the month following his attainment of age sixty-five (65), if later, shall be reduced by three-fourths of one percent (0.75%) for each year (prorated for a fraction of a year from the first day of the month following the effective date of the election) which has elapsed from the effective date of his election to the earlier of (1) the commencement of Retirement Income on or after his Early Retirement Date or the first day of the month following his attainment of age sixty-five (65), if later, or (2) the revocation of such election. If he shall die before the commencement of Retirement Income on or after his Early Retirement Date or the first day of the month following his attainment of age sixty-five (65), if later, his Retirement Income to the date of his death shall be reduced by three-quarters of one percent (0.75%) for each year (prorated for a fraction of a year from the first day of the month following the effective date of the election) between the effective date of his election and the first day of the month following his attainment of age sixty-five (65). No reduction in the Employee's Retirement Income shall be made for the period during which the election is in effect after the first day of the month following his attainment of age sixty-five (65).

(b)  Retirement Income shall not be payable under paragraph (a) of this Section
     7.4 to the Provisional Payee of a deceased Employee if at the time of his death there was in effect a Qualified Election made after August 22, 1984 under this paragraph (b) that no Retirement Income shall be paid to his Provisional Payee in the event of his death while in the service of an Employing Company (or while in the service of an Affiliated Employer to which his employment had been transferred) as provided in paragraph (a), provided the Employee had received at least one hundred eighty (180) days prior to his fiftieth (50th) birthday a written explanation of: (1) the terms and conditions of the Retirement Income payable to his Provisional Payee as provided in paragraph (a); (2) the Employee's right to make, and the effect of, an election to waive the payment of Retirement Income to his Provisional Payee; (3) the rights of the Employee's Provisional Payee; and
     (4) the right to make, and the effect of, a revocation of a previous election to waive the payment of Retirement Income to the Employee's Provisional Payee.

     A revocation of a prior Qualified Election may be made by the Employee without the consent of the Employee's Provisional Payee at any time before the commencement of benefits. An election under this paragraph (b) may be made and such election may be revoked by an Employee during the period commencing ninety
(90) days prior to the Employee's fiftieth (50th) birthday and ending on the date of the Employee's death.

     Notwithstanding the above provisions of this paragraph (b), such Employee shall not be entitled on or after September 1, 1996 to waive payment of Retirement Income to his Provisional Payee as provided in this Section 7.4. Any such election to waive payment of Retirement Income in effect on August 31, 1996 shall remain in effect unless subsequently revoked by the Employee.

(c) For an Employee who dies while in the service of an Employing Company (or while in the service of an Affiliated Employer to which his employment had been transferred) prior to his fiftieth (50th) birthday after completing five (5) Vesting Years of Service, the amount of such Retirement Income payable to the Provisional Payee shall be calculated as provided in Section 7.1(b) determined on the basis of his Accredited Service to the date of his death. The payment of such Retirement Income to the Provisional Payee shall begin on the first day of the month following the date on which such deceased Employee would have attained his fiftieth (50th) birthday, subject, however, to Section 7.10.

7.5 Post-retirement death benefit - qualified joint and survivor annuity. If at his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date, as the case may be, an Employee is married and he has not: (a) designated a Provisional Payee in accordance with Section 7.1 in respect of payments to be made commencing on his Early, Normal, or Deferred Retirement Date or (b) made, subject to Section 7.4(b) a Qualified Election that payment be made to him in the mode of a single life annuity, he shall nevertheless be deemed to have made an effective designation of a Provisional Payee under this Section 7.5 and to have specified the payment of a benefit as provided in Section 7.1(b).

7.6 Election and designation by former Employee entitled to Retirement Income in accordance with Article VIII. If a former Employee is entitled to receive in accordance with Section 8.1 Retirement Income commencing at Normal Retirement Date, or sooner in accordance with Section 8.2, he may, on or after his fiftieth
(50th) birthday, designate his spouse as his Provisional Payee and elect, subject to Section 7.11, to have his Retirement Income at the date of termination of his service actuarially adjusted to provide, at his option, in the event of the commencement of payment prior to his Normal Retirement Date either:

(a) a reduced amount payable to him for his lifetime with the provision that such reduced amount will be continued after his death to his spouse as Provisional Payee until the death of such Provisional Payee; or

(b) a reduced amount payable to him for his lifetime with the provision that one-half (1/2) of such reduced amount will be continued after his death to his spouse as Provisional Payee until the death of such Provisional Payee; or

(c) a reduced amount payable to him for his lifetime with the provision that such reduced amount will be continued after his death to his spouse as Provisional Payee until the death of such Provisional Payee, or, if such Provisional Payee predeceases the former Employee, the former Employee's Retirement Income automatically increases to a monthly amount equal to the Retirement Income which would be payable to him had he not elected the form of benefit described in this Section 7.6(c) and instead had elected the single life annuity form of benefit; or

(d) a reduced amount payable to him for his lifetime with the provision that one-half (1/2) of such reduced amount will be continued after his death to his spouse as Provisional Payee until the death of such Provisional Payee, or, if such Provisional Payee predeceases the former Employee, the former Employee's Retirement Income automatically increases to a monthly amount equal to the Retirement Income which would be payable to him had he not elected the form of benefit described in this Section 7.6(d) and instead had elected the single life annuity form of benefit.

         A former Employee's election and designation of his Provisional Payee made in accordance with this Section 7.6 shall be in writing on a prescribed form delivered to the Retirement Board (or its delegee) and shall become effective not sooner than the date received or the former Employee's fiftieth
(50th) birthday, whichever is later, nor later than the date of commencement of payment in accordance with this Section 7.6. Notwithstanding the preceding sentence, an election under Section 7.6(c) or (d) is subject to Section 7.11, must be in the form of a written Qualified Election, and shall not become effective until commencement of Retirement Income payments under the Plan.

         If the former Employee dies prior to his Normal Retirement Date but after the effective date of his Provisional Payee designation, there will be payable to his Provisional Payee for life commencing on the first day of the calendar month after the former Employee's death Retirement Income in a reduced amount in accordance with the former Employee's election of payments to be made to his Provisional Payee after the death of the former Employee under paragraph
(a), (b), (c), or (d) as the case may be, of this Section 7.6. Notwithstanding the preceding sentence, an election under Section 7.6(c) or (d) is subject to
Section 7.11, must be in the form of a written Qualified Election, and shall not become effective until commencement of Retirement Income payments under the Plan. However, if prior to the former Employee's death, the Retirement Board (or its delegee) has not received such election, payment of a reduced amount of Retirement Income will be made in accordance with paragraph (b) of this Section
7.6 to his surviving spouse to whom he is married at the time of his death, unless (1) at the time of his death there is in effect a Qualified Election by the former Employee that reduced Retirement Income shall not be paid to his surviving spouse in accordance with this Section 7.6 should he die between his fiftieth (50th) birthday and his Normal Retirement Date without having elected that payment be made to a Provisional Payee and (2) at least one hundred eighty
(180) days prior to his fiftieth (50th) birthday a written explanation is provided to the former Employee of: (A) the terms and conditions of the Retirement Income payable to his Provisional Payee as provided in this Section 7.6; (B) the former Employee's right to make, and the effect of, an election to waive the payment of Retirement Income to his Provisional Payee; (C) the rights of a former Employee's spouse; and (D) the right to make, and the effect of, a revocation of a previous election to waive the payment of Retirement Income to his Provisional Payee.

         If the former Employee is entitled to receive payment of Retirement Income in accordance with Section 8.2 after his fiftieth (50th) birthday and prior to his Normal Retirement Date and elects to do so, a reduced amount of Retirement Income determined in accordance with this Section 7.6, based upon his Retirement Income at the date of termination of his service (actuarially reduced in accordance with Section 8.2) will be payable to him commencing on the date on which payments commence prior to Normal Retirement Date in accordance with
Section 8.2 with payments in the same or reduced amount to be continued to his Provisional Payee for life after the former Employee's death in accordance with his election under paragraph (a), (b), (c), or (d), as the case may be, of this
Section 7.6. However, if the former Employee is married and he has not designated a Provisional Payee in respect of payments to commence to him prior to his Normal Retirement Date or elected that payment be made to him in the mode of a single life annuity pursuant to a Qualified Election, he shall be deemed to have designated a Provisional Payee pursuant to this Section 7.6 and thereby specified that a reduced Retirement Income shall be paid to him during his lifetime as provided in paragraph (b) of this Section 7.6 and continued after his death to his Provisional Payee as provided in paragraph (b) of this Section 7.6.

         If the former Employee is alive on his Normal Retirement Date and is married and payment of Retirement Income has not sooner commenced, the provisions of Section 7.5 shall be applicable to the payment of his Retirement Income, unless he shall elect at his Normal Retirement Date to receive payment of his Retirement Income pursuant to Section 7.1(a), (b), (c), or (d), subject to Section 7.11. However, if an election and designation in accordance with this
Section 7.6 was in effect prior to his Normal Retirement Date, the former Employee's Retirement Income at his Normal Retirement Date shall be actuarially adjusted for the period the election and designation was in effect.

7.7 Death benefit for Provisional Payee of former Employee. If an Employee, whose service with an Employing Company terminates on or after January 1, 1989, shall die after such termination of employment, and prior to his death (a) shall have not attained his fiftieth (50th) birthday, (b) shall have completed at least five (5) Vesting Years of Service, and (c) shall be survived by his spouse to whom he shall be married at his death, then there shall be payable to his surviving spouse (whom he shall be deemed to have designated as his Provisional Payee) Retirement Income determined in accordance with this Section 7.7. Such Retirement Income shall be equal to one-half of the reduced amount, as actuarially adjusted to provide for the payment of such Retirement Income beginning as of the first day of the month following the date on which such deceased former Employee would have attained his fiftieth (50th) birthday and to provide for the determination of such Retirement Income on a joint and fifty percent (50%) survivor basis of the former Employee's Retirement Income, determined on the basis of his Accredited Service to the date of his death. Subject to Section 7.10, the Provisional Payee shall be eligible to commence receipt of such Retirement Income on the first day of the month following the date on which the former Employee would have attained his fiftieth (50th) birthday if he were still alive, or the first day of any subsequent month preceding what would have been the former Employee's Normal Retirement Date, and shall cease with the last payment preceding the death of his Provisional Payee. In any event, the Provisional Payee shall commence receipt of such Retirement Income no later than what would have been the former Employee's Normal Retirement Date.

7.8      Limitations on Employee's and Provisional Payee's benefits.

(a) With respect to an Employee who does not elect a single life annuity, the limitation on benefits imposed under Article VI shall be applied as if such Employee had elected a benefit in the form of a single life annuity.

(b) With respect to a Provisional Payee, the limitations on benefits imposed under Article VI shall be applied consistent with paragraph (a) above prorated to provide a limitation equal to, or one-half of, the Employee's limitation, as appropriate, in accordance with the annuity form of benefit elected by the Employee.

7.9 Effect of election under Article VII. An election of payment or a deemed election of payment in accordance with this Article VII shall be in lieu of any other form or method of payment of Retirement Income.

7.10 Effects of change in retirement at Early Retirement Date for certain Employees represented by the IBEW.

(a) Retired or Terminated, Vested Employees. An IBEW Employee described below, other than an IBEW Employee represented by IBEW Local 1208, shall be allowed to elect to commence benefits as of the date indicated and receive the make-up payment described in Section 7.12, if applicable, provided such IBEW Employee is alive as of the Administrative Change Date.

     (1) An IBEW Employee who was actively employed by an Employing Company as of January 1, 2002 but who retires or terminates employment before the Administrative Change Date and who has not commenced payment of his Retirement Income before the Administrative Change Date shall be permitted to make a one-time election, prior to June 28, 2002, to retroactively commence payment of his Retirement Income as of the later of (i) January 1, 2002 or (ii) the first date he is eligible to retire under the terms of the Plan as restated herein. Notwithstanding the preceding, any such IBEW Employee who has attained his fifty-fifth
          (55th) birthday prior to the Administrative Change Date or has not yet attained his fiftieth (50th) birthday shall not be eligible to make such election.

     (2) An IBEW Employee who terminated employment on or after January 1, 2001 but before January 1, 2002 and who has not commenced payment of his Retirement Income as of the Administrative Change Date shall be permitted to make a one-time election, prior to June 28, 2002, to retroactively commence payment of his Retirement Income as of the later of (i) January 1, 2002, and (ii) the first day of the month following the month in which the Employee attains his fiftieth (50th) birthday and completes at least ten (10) years of Accredited Service. Notwithstanding the preceding, an IBEW Employee who attains his fifty-fifth (55th) birthday before the Administrative Change Date shall not be eligible to make such election.

     (3) An IBEW Employee who was actively employed on or after January 1, 1999, who terminated employment before January 1, 2001, and who has attained his fiftieth (50th) birthday and completed at least ten (10) years of Accredited Service as of the Administrative Change Date shall be permitted to make a one-time election, within an administratively feasible period of time following the Administrative Change Date, to retroactively commence payment of his Retirement Income as of the later of (i) January 1, 2002 or (ii) the first date he is eligible to retire under the terms of the Plan as restated herein. Notwithstanding the preceding, any such IBEW Employee who has attained his fifty-fifth
          (55th) birthday prior to the Administrative Change Date or has not yet attained his fiftieth (50th) birthday shall not be eligible to make such election.

(b)  Provisional Payees.

     (1) Inactive IBEW Employees. The Provisional Payee of an IBEW Employee who dies after retirement or termination of employment with a nonforfeitable right to Retirement Income shall be treated as if he were the Employee (as described in Section 7.10(a)(1), (2) or (3), whichever is applicable) for purposes of electing retroactive commencement of survivor benefits, except that such treatment shall apply without regard to whether or not the Employee had completed at least ten (10) years of Accredited Service.

     (2)  Active IBEW Employees.

          (i) The Provisional Payee of an IBEW Employee who dies on or after January 1, 2001 but before the Administrative Change Date while actively employed by an Employing Company and who, but for his death, would have attained his fiftieth (50th) birthday but not his fifty-fifty (55th) birthday as of the Administrative Change Date shall retroactively commence the pre-retirement death benefit payable pursuant to Section 7.4 as of the latest of (i) January 1, 2002, (ii) the first day of the month following the month in which the IBEW Employee did attain, or would have attained, his fiftieth (50th) birthday, and (iii) the first day of the month following the month which includes the IBEW Employee's date of death, provided such pre-retirement death benefits have not commenced as of the Administrative Change Date.

          (ii) The Provisional Payee of an IBEW Employee who dies on or after January 1, 2001 but before the Administrative Change Date while actively employed by an Employing Company and who, but for his death, would have attained his fifty-fifth birthday before the Administrative Change Date shall commence the pre-retirement death benefit payable pursuant to Section 7.4 as of the date the IBEW Employee would have attained his fifty-fifth (55th) birthday.

          (iii) The Provisional Payee of an IBEW Employee who dies on or after January 1, 2001 but before the Administrative Change Date while actively employed by an Employing Company and who, but for his death, would not have attained his fiftieth (50th) birthday before the Administrative Change Date shall become eligible to commence his Retirement Income on the Date the IBEW Employee would have attained his fiftieth (50th) birthday.

          (iv) The Provisional Payee of an IBEW Employee who dies on or after January 1, 1999 but before January 1, 2001 while actively employed by an Employing Company and who, but for his death, would have attained his fiftieth (50th) birthday but not his fifty-fifth (55th) birthday before the Administrative Change Date shall retroactively commence the pre-retirement death benefit payable pursuant to Section 7.4 as of the later of (i) January 1, 2002, and (ii) the first day of the month following the month in which the IBEW Employee did attain, or would have attained, his fiftieth (50th) birthday.

7.11 Commencement of new optional forms of payment. The options for payment described in Sections 7.1(c) and (d) and Sections 7.6(c) and (d) may be elected only by an Employee who has an Hour of Service on or after January 1, 1996 and who (a) is not covered by the terms of a collective bargaining agreement or (b) is covered by the terms of a collective bargaining agreement but where the bargaining unit representative and an Employing Company have mutually agreed to participation in the Plan.

         An IBEW Employee, other than an IBEW Employee represented by IBEW Local 1208, may elect any benefits provided for in Article VII which are offered subject to this Section 7.11 only after the Administrative Change Date and only if such IBEW Employee (or his Provisional Payee) retired or terminated employment on or after January 1, 2001 and has not commenced payment of his Retirement Income as of the Administrative Change Date.

7.12 "Make-up" payments due to retroactive amendment and restatement of the Plan.

         As a result of certain design changes to the Plan and changes resulting from the terms of the 2002 pension agreements with the various locals of the IBEW, which are retroactively effective as indicated, a "make-up" payment shall be made to each Employee or Provisional Payee described below in the amounts described below. Each make-up payment under this Section 7.12 shall be determined with an adjustment for interest, if required, from the date the missed payment or payments would have been made to the date of the actual make-up payment and will be paid as soon as administratively practical following the Administrative Change Date.

(a) An IBEW Employee, other than an IBEW Employee represented by IBEW Local 1208, who was actively employed by an Employing Company on January 1, 2002 and who retires or otherwise terminates employment before the Administrative Change Date shall be entitled to the following make-up payment.

     (1) An IBEW Employee who commenced payment of his Retirement Income on or after January 1, 2002 but prior to the Administrative Change Date shall receive a make-up payment in a single lump sum which is equal to the difference, if any, between the Retirement Income that would have been paid to such Employee under the terms of the Plan as amended and restated herein and the Retirement Income actually paid to him, determined from the date the IBEW Employee's actual payments began to the date the make-up payment is made.

     (2) An IBEW Employee who terminates employment with an Employing Company on or after January 1, 2002 after attaining his fiftieth (50th) birthday but before attaining his fifty-fifth (55th) birthday after having completed at least ten (10) years of Accredited Service and who has not commenced payment of his Retirement Income prior to the Administrative Change Date may elect to retroactively commence his benefits, as provided in Section 7.10(a)(1), and receive a make-up payment in a single lump sum equal to the Retirement Income that would have been paid to such Employee under the terms of the Plan as amended and restated herein, determined from his retroactive commencement date under Section 7.10(a)(1) to the date the make-up payment is made.

(b) An IBEW Employee, other than an IBEW Employee represented by IBEW Local 1208, who terminated employment with an Employing Company on or after January 1, 2001 but before January 1, 2002 shall be entitled to the following make-up payment.

     (1) An IBEW Employee who has commenced payment of his Retirement Income before the Administrative Change Date shall receive a make-up payment in a single lump sum equal to the difference, if any, between the Retirement Income that would have been paid to such IBEW Employee under the terms of the Plan as amended and restated herein and the Retirement Income actually paid, determined for the period from the later of (i) January 1, 2002, or (ii) his benefit commencement date, to the date the make-up payment is made.

     (2) An IBEW Employee who has not commenced payment of his Retirement Income and who elects a retroactive benefit commencement date pursuant to Section 7.10(a)(2) shall receive a make-up payment in a single lump sum equal to the Retirement Income that would have been paid under the terms of the Plan as restated herein, determined for the period from the later of (i) January 1, 2002, or (ii) the first day of the month following the month in which such IBEW Employee attained his fiftieth
          (50th) birthday and completed ten (10) years of accredited service, to the date the make-up payment is made.

(c) An IBEW Employee described in Section 7.10(a)(3), other than an IBEW Employee represented by IBEW Local 1208, who terminated employment with an Employing Company before January 1, 2001 shall receive a make-up payment in a single lump sum equal to the Retirement Income that would have been paid to the IBEW Employee under the terms of the 1997 Plan from his benefit commencement date pursuant to Section 7.10(a)(3) to the date the make-up payment is made.

(d) An IBEW Employee who dies prior to the Administrative Change Date (or the later date provided for in Section 7.10(a)(3)) shall not be entitled to receive the retroactive benefit described in paragraphs (a), (b) or (c) above, whichever is applicable. However, his Provisional Payee shall receive the benefit described in paragraph (e).

(e) The Provisional Payee of an IBEW Employee, other than an IBEW Employee represented by IBEW Local 1208, shall be entitled to the following make-up payment.

     (1) Inactive IBEW Employees. The Provisional Payee of an IBEW Employee who dies after retirement or termination of employment with a nonforfeitable right to Retirement Income shall be treated as if he were the Employee (as described in Section 7.12(a)) for purposes of determining eligibility to receive a lump sum payment equal to the retroactive survivor benefits, as provided for in Section 7.10(b), that would have been paid under Section 7.6(b) or 7.7, as applicable, of the Plan as amended and restated, except that such treatment shall apply without regard to whether the IBEW Employee had completed ten
          (10) years of Accredited Service.

     (2)  Active IBEW Employees.

          (i) The Provisional Payee of an IBEW Employee who died on or after January 1, 2001 while actively employed by an Employing Company and who, but for his death, would have attained his fiftieth
               (50th) birthday but not his fifty-fifth (55th) birthday as of the Administrative Change Date shall retroactively commence payment of survivor benefits as of the date provided in Section 7.10(b)(2)(i) and receive a make-up payment in a single lump sum equal to the survivor benefit that would have been paid to the Provisional Payee under the terms of the Plan as amended and restated herein, determined from the later of (i) January 1, 2002, or (ii) the first day of the month following the month which includes the Employee's date of death, to the date the make-up payment is made.

          (ii) The Provisional Payee of an IBEW Employee who died on or after January 1, 2001 while actively employed by an Employing Company and who, but for his death, would have attained his fifty-fifth
               (55th) birthday as of the Administrative Change Date shall receive a make-up payment in a single lump sum equal to the difference, if any, between the payments that would have been paid to the Provisional Payee under the Plan as amended and restated herein and the survivor benefit actually paid, determined for the period from the later of (i) the date survivor benefits actually commenced to the Provisional Payee, and (ii) January 1, 2002, to the date the make-up payment is made.

          (iii) A Provisional Payee of an IBEW Employee who died on or after January 1, 1999 but before January 1, 2001 while actively employed by an Employing Company and who, but for his death, would have attained his fiftieth (50th) birthday but not his fifty-fifth (55th) birthday as of the Administrative Change Date shall retroactively commence payment of benefits as provided in
               Section 7.10(b)(2)(iv) and receive a make-up payment in a single lump sum which is equal to the survivor benefit that would have been paid to the Provisional Payee under the terms of the 1997 Plan, determined from the applicable date under Section 7.10(b)(2)(iv) to the date the make-up payment is made.

          (iv) Any Provisional Payee described above shall receive the benefit described in Section 7.4, 7.6(b) or 7.7, as applicable.

(f) A former non-covered Employee, an IBEW Employee represented by IBEW Local 1208, an Employee represented by Local 455 of the Office and Professional Employees International Union, or an Employee represented by Local 576 of the International Union of Security Police and Fire Professionals of America who was actively employed on January 1, 2002, who retires or otherwise terminates employment before the Administrative Change Date, and who has commenced payment of his Retirement Income prior to the Administrative Change Date shall receive a make-up payment in a single lump sum equal to the difference, if any, between such Employee's Retirement Income determined under the terms of the Plan as amended and restated herein and the Retirement Income actually paid.

(g) The Provisional Payee of a non-covered Employee, an IBEW Employee represented by Local 1208 - Savannah, an Employee represented by Local 455 of the Office and Professional Employees International Union, or an Employee represented by Local 576 of the International Union of Security Police and Fire Professionals of America who died after January 1, 2002 but before the Administrative Change Date shall receive a make-up payment in a single lump sum equal to the difference, if any, between the payments that would have been paid to the Provisional Payee under the Plan as amended and restated herein and the survivor benefit actually paid, determined for the period from the date survivor benefits actually commenced to the date the make-up payment is made.

7.13 Definitions. For purposes of Sections 7.10, 7.11 and 7.12, the following terms shall have the meanings below.

(a) "Administrative Change Date" means the date the Plan's administration is modified to implement the changes to the Plan made pursuant to the 2002 pension agreements between certain Employing Companies and various locals of the IBEW and other Plan design changes authorized by the Board of Directors at its May 9, 2002 meeting.

(b)  "IBEW" means the International Brotherhood of Electrical Workers.

(c) "IBEW Employee" means an Employee represented, or formerly represented, by the IBEW.

(d) "1997 Plan" means the Plan as in effect immediately prior to this amendment and restatement.

ARTICLE VIII

                             Termination of Service

8.1 Vested interest. If an Employee included in the Plan terminates for any reason other than death or retirement as provided by Article III, and if such Employee has had at least five (5) Vesting Years of Service with any Affiliated Employer, whether or not Accredited Service, he will be entitled to receive, commencing at Normal Retirement Date (except as provided in Section 8.2 and subject to the provisions of Section 7.6) Retirement Income equal to his Retirement Income at the date of the termination of such service, provided that he makes application to the Retirement Board (or its delegee) for the payment of such Retirement Income. If proper application for payment of Retirement Income shall not be received by the Retirement Board (or its delegee) by the April 1 of the calendar year following the calendar year in which the Employee attains age 70 1/2, payments shall begin to the former Employee in accordance with Section 5.7(b). If the whereabouts of the Employee cannot be determined by the Retirement Board (or its delegee), Retirement Income shall be paid to the Employee's Provisional Payee, if any, and if surviving and the whereabouts known to the Retirement Board (or its delegee), or applied in such other manner as the Retirement Board shall deem appropriate. The payment of Retirement Income pursuant to this provision shall completely discharge all liability of the Retirement Board (or its delegee), the Employer, and the Trustee or other payor to the extent of the payments so made. If such Employee terminates with less than five (5) Vesting Years of Service with any Affiliated Employer, he shall immediately forfeit any Retirement Income under the Plan based upon his service prior to such termination.

8.2 Early distribution of vested benefit. If an Employee terminates from service before his fiftieth (50th) birthday and is entitled to receive, in accordance with Section 8.1, Retirement Income commencing at his Normal Retirement Date and at the time his service terminated he had at least ten (10) years of Accredited Service, he may, in lieu of receiving payment of such Retirement Income commencing at Normal Retirement Date, elect to receive such Retirement Income commencing as of the first day of any month after his fiftieth (50th) birthday but preceding his Normal Retirement Date. Such Retirement Income shall be paid in an amount equal to his Retirement Income at the date of termination of his service actuarially reduced in accordance with reasonable actuarial assumptions adopted by the Retirement Board for the period by which the Employee's Early Retirement Date precedes his Normal Retirement Date but follows the first day of the month following the month in which occurs the Employee's fifty-fifth (55th) birthday. Such Employee's Retirement Income shall be further reduced by three-tenths of one percent (0.3%) for each month by which his Early Retirement Date precedes the first day of the month following the month in which occurs the Employee's fifty-fifth (55th) birthday. An election pursuant to this Section 8.2 to have Retirement Income commence prior to Normal Retirement Date shall be made on a prescribed form and shall be filed with the Retirement Board (or its delegee) at least thirty (30) days before Retirement Income is to commence.

8.3 Years of Service of reemployed Employees. If an Employee whose service terminates is again employed by an Affiliated Employer as an Employee, his Years of Service with any Affiliated Employer and his Accredited Service immediately prior to the termination of his service shall be treated as provided in this
Section 8.3, subject to the provisions of Section 8.4.

(a) If at the time of his reemployment he has not incurred a One-Year Break in Service, his Years of Service with an Affiliated Employer and his Accredited Service will be restored whether or not he is entitled to receive Retirement Income in accordance with Section 8.1.

(b) If at the time of termination of his service he is entitled to receive Retirement Income in accordance with the provisions of Section 8.1, upon his reemployment his Years of Service with an Affiliated Employer immediately prior to the termination of his service shall be restored whether or not he has incurred a One-Year Break in Service.

(c) If at the time of reemployment he is not entitled to receive Retirement Income in accordance with Section 8.1 and he (1) has incurred less than five (5) consecutive One-Year Breaks in Service or (2) has incurred five
     (5) or more consecutive One-Year Breaks in Service, but his Years of Service prior to such One-Year Breaks in Service exceeded the consecutive One-Year Breaks in Service, then his Years of Service with an Affiliated Employer and his Accredited Service prior to the first One-Year Break in Service shall be restored, disregarding any Years of Service with an Affiliated Employer which are not required to be taken into account by reason of any previous One-Year Breaks in Service.

(d) Years of Service and Accredited Service restored to an Employee in accordance with this Section 8.3 shall be aggregated with Years of Service and Accredited Service to which the Employee may be entitled after his reemployment. If, however, the Retirement Income so determined for the Employee upon his subsequent retirement or termination of service shall be less than the aggregate of: (1) his Retirement Income, if any, determined in respect of the period ending with his prior termination of service, and
     (2) his Retirement Income determined in respect of the period after his reemployment, the aggregate of such Retirement Incomes shall be deemed to be his Retirement Income upon such subsequent retirement or termination of service. In any event, his Retirement Income, however computed, shall be reduced by the Actuarial Equivalent of any Retirement Income he received with respect to his prior period of employment.

8.4 Cash-out and buy-back. (a) Notwithstanding any other provision of this Plan, if the present value of Retirement Income of an Employee whose service terminates for any reason other than transfer to an Affiliated Employer or retirement under Article III is not more than $5,000 (or such greater amount as permitted by the regulations prescribed by the Secretary of the Treasury), the present value of the Employee's Retirement Income shall be paid in a lump sum, in cash, to such terminated Employee. The present value of the Retirement Income shall be calculated as of the date of distribution of the lump sum applying the Actuarial Equivalency factors for distributions subject to Code Section 417(e). For purposes of this Section 8.4, if the present value of the Employee's vested Retirement Income is zero, the Employee shall be deemed to have received a distribution of such vested Retirement Income as of the date of his termination of employment.

         An Employee represented by the International Brotherhood of Electrical Workers who terminates employment with an Employing Company between January 1, 2002 and the date the Plan's administration is modified to implement the changes arising from the April 2002 collective bargaining agreement between the Employing Company(ies) and the International Brotherhood of Electrical Workers and who received a lump-sum distribution pursuant to this Section 8.4, shall receive a make-up distribution in the form of a lump-sum payment equal to the difference, if any, between the present value of his Retirement Income under the terms of the Plan in effect prior to January 1, 2002 and under the terms of the Plan in this restatement of the Plan.

                  (b) A terminated Employee who has been paid a lump sum of the present value of his Retirement Income in accordance with paragraph (a) above shall not be entitled to repay this amount to the Trust. If such terminated Employee is subsequently reemployed and attains his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date, or terminates service for any reason subject to the requirements of Section 8.1 or 8.2, the Employee shall receive Retirement Income based on all Accredited Service, including Accredited Service earned prior to reemployment, but reduced by the Actuarial Equivalent of the lump sum payment made in accordance with paragraph (a).

8.5 Retirement Income under Prior Plans. Any person entitled to receive Retirement Income as a former Employee under the Prior Plans shall only be entitled to receive Retirement Income in accordance with the provisions of such Prior Plan in effect at the time his service was terminated, except that any such person whose service terminated prior to January 1, 1976:

(a) with at least twenty (20) years of Accredited Service may elect to receive Retirement Income commencing prior to his Normal Retirement Date in accordance with Section 8.2;

(b) who shall have returned to the employment of an Employing Company, whether before or after January 1, 1976, and shall be an Employee who is entitled to receive Retirement Income in respect of his Accredited Service after January 1, 1976, his years of Accredited Service under the Prior Plans with respect to his service before January 1, 1976, shall, for the purpose of calculating his Minimum Retirement Income, be aggregated with his years of Accredited Service after his reemployment. His Retirement Income to the date of termination of his service payable in accordance with the Prior Plans as a former Employee shall be treated as Prior Plan Retirement Income and his Years of Service prior to the date of termination of his service shall be restored to his credit. It shall be a condition of the treatment provided for in this paragraph (b) that: (1) the Employee rescind any election of payment and designation of a Provisional Payee which he shall have made under the Prior Plan and which shall be in effect at the time of his return to the employment of an Employing Company and (2) if he is receiving Retirement Income, his Retirement Income shall cease during his period of employment and any Retirement Income payable upon his subsequent retirement shall be reduced by the Actuarial Equivalent of any Retirement Income he received prior to his reemployment.

8.6 Requirement for Direct Rollovers. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this
Article VIII, a Distributee may elect on a prescribed form to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

(a)  Definitions

     (1)  Eligible Rollover Distribution

     An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:

          (A) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's spouse, or for a specified period of 10 years or more;

          (B) any distribution to the extent such distribution is required under Code Section 401(a)(9);

          (C) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and

          (D) any hardship distribution described in Code Section 401(k)(2)(E)(i)(IV).

     (2)  Eligible Retirement Plan

     An Eligible Retirement Plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code
Section 408(b), an annuity plan described in Code Section 403(a), a plan described in Code Section 403(b), a plan described in Code Section 457(b) which is maintained by a state, an agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan, or a qualified trust described in Code Section 401(a) that accepts the Distributee's Eligible Rollover Distribution. This definition of Eligible Retirement Plan also shall apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p).

     (3)  Distributee

     A Distributee includes an Employee or former Employee. In addition, a Distributee includes the Employee's or former Employee's spouse who is an alternate payee under a qualified domestic relations order, as defined in Code
Section 414(p).

     (4)  Direct Rollover

     A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                                   ARTICLE IX

                                  Contributions

9.1 Contributions generally. All contributions necessary to provide the Retirement Incomes under the Plan will be made from time to time by or on behalf of the Employing Companies and no contributions will be required of the Employees. All contributions shall be made to the Trustee under the Trust Agreement provided for in Article XI, and if a group annuity contract shall be entered into with a life insurance company ("contract with an insurance company"), contributions may also be made to the insurance company.

         The minimum amount of contributions to be made by or on behalf of the Employing Companies for any Plan Year of the Plan shall be such amount as is required to meet the minimum funding standards of ERISA and any regulations in respect thereto. However, the Employing Companies are under no obligation to make any contributions under the Plan after the Plan is terminated, whether or not Retirement Income accrued or vested prior to the date of termination has been fully funded. All contributions are expressly conditioned upon the deductibility of such contributions by the Employing Companies pursuant to
Section 404 of the Code.

9.2 Return of Employing Company contributions. All contributions made pursuant to the Plan shall be held by the Trustee in accordance with the terms of the Trust Agreement for the exclusive benefit of those Employees who are participants under the Plan, including former Employees and their beneficiaries, and shall be applied to provide benefits under the Plan and to pay expenses of administration of the Plan and Trust, to the extent that such expenses are not otherwise paid. At no time prior to the satisfaction of all liabilities with respect to such Employees and their beneficiaries shall any part of the Trust Fund be used for, or diverted to, purposes other than for the exclusive benefit of such Employees and their beneficiaries. However, notwithstanding the provisions of this Section 9.2:

(a) If a contribution is conditioned upon the deductibility of the contributions under Section 404 of the Code, then, to the extent the deduction is disallowed, the Trustee shall, upon written request of an Employing Company, return the contribution (to the extent disallowed) to such Employing Company within one year after the date the deduction is disallowed.

(b) If a contribution or any portion thereof is made by an Employing Company by a mistake of fact, the Trustee shall, upon written request of such Employing Company, return the contribution or such portion to the Employing Company within one year after the date of payment to the Trustee.

         The amount which may be returned to an Employing Company under this
Section 9.2 is the excess of (a) the amount contributed over (b) the amount that would have been contributed had there not occurred a mistake of fact or a mistake in determining the deduction. Earnings attributable to the excess contribution shall not be returned to such Employing Company, but losses attributable thereto shall reduce the amount to be so returned.

(c) If permitted under Federal common law, the Employing Company may recover any other contributions to the Plan or payments to any other entity to the extent such contributions or payments unjustly enrich or otherwise gratuitously benefit such entity.

9.3 Expenses. Prior to termination of the Plan, all investment expenses (including brokerage costs, transfer taxes, shipping expenses, and charges of correspondent banks of the Trustee) and any taxes which may be levied against the Trust shall be charged to the Trust. All other expenses prior to the termination of the Plan shall either be paid by the Employing Companies or charged to or reimbursed by the Trust, as determined in the discretion of The Southern Company Pension Fund Investment Review Committee. After the termination of the Plan, all expenses shall be levied against the Trust and shall be charged to the Trust.

                                   ARTICLE X

                             Administration of Plan

10.1 Retirement Board. The general administration of the Plan shall be placed in a Retirement Board of six (6) members who shall be appointed from time to time by the Board of Directors to serve at the pleasure of the Board of Directors.

10.2 Organization and transaction of business of Retirement Board. Any person appointed a member of the Retirement Board shall signify his acceptance by filing written acceptance with the Board of Directors. Any member of the Retirement Board may resign by delivering his written resignation to the Board of Directors, and such resignation shall become effective at delivery or at any later date specified therein.

         The members of the Retirement Board shall elect a Chairman from their number, and a Secretary who may be but need not be one of the members of the Retirement Board, and shall designate an actuary to act in actuarial matters relating to the Plan. They may appoint from their number such committees with such powers as they shall determine, may authorize one or more of their number or any agent to make any payment in their behalf, or to execute or deliver any instrument except that a requisition for funds from the Trustee shall be signed by two (2) members of the Retirement Board unless the Retirement Board determines in writing to delegate such requisition authority.

         The Retirement Board shall hold meetings upon such notice, at such place or places, and at such time or times as they may from time to time determine.

         A majority of the members of the Retirement Board at the time in office shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Retirement Board at any meeting shall be by the vote of a majority of the Retirement Board at the time in office. Any determination or action of the Retirement Board may be made or taken without a meeting by a resolution or written memorandum concurred upon by a majority of the members then in office.

         No member of the Retirement Board who is also an Employee of an Employing Company shall receive any compensation from the Plan for his service as such. No bond or other security need be required of any member in any jurisdiction except as may be required by ERISA.

10.3 Administrative responsibilities of Retirement Board. The Retirement Board, in addition to the functions and duties provided for elsewhere in the Plan, shall have exclusive discretionary authority for the following:

(a)      construing and interpreting the Plan;

(b) determining all questions affecting the eligibility of any Employee, retired Employee, former Employee, Provisional Payee, or alternate payee;

(c) determining all questions affecting the amount of the benefit payable hereunder;

(d) ascertaining the persons to whom benefits shall be payable under the provisions hereof;

(e) to the extent provided in the Plan, authorizing and directing disbursements of benefits from the Plan;

(f) making final and binding determinations in connection with any questions of fact which may arise regarding the operation of the Plan;

(g) making such rules and regulations with reference to the operation of the Plan as it may deem necessary or advisable, provided that such rules and regulations shall not be inconsistent with the express terms of the Plan or ERISA;

(h) prescribing such procedures and adopting such forms as it determines necessary under the terms of the Plan; and

(i)      reviewing such denials of claims for benefits as may arise.

         Any action by the Retirement Board under this Section 10.3 shall be binding and conclusive. To the extent that the Retirement Board delegates any of the foregoing duties or functions to another party, the Retirement Board retains the ultimate authority to act in accordance with this Section 10.3.

10.4 Retirement Board, the "Administrator". For the purposes of compliance with the provisions of ERISA, the Retirement Board shall be deemed the "administrator" of the Plan as that term is defined in ERISA, and the Retirement Board shall be, with respect to the Plan, a "named fiduciary" as that term is defined in ERISA. For the purpose of carrying out its duties, the Retirement Board may, in its discretion, allocate responsibilities under the Plan among its members and may, in its discretion, designate in writing, as set forth in the records of the Retirement Board, persons other than members of the Retirement Board to carry out such responsibilities of the Retirement Board under the Plan as it may see fit.

10.5 Fiduciary responsibilities. It is intended that, to the maximum extent permitted by ERISA, each person who is a "fiduciary" with respect to the Plan as that term is defined in ERISA shall be responsible for the proper exercise of his own powers, duties, responsibilities, and obligations under the Plan and the Trust or other funding medium, as shall each person designated by any fiduciary to carry out any fiduciary responsibility with respect to the Plan, the Trust or other funding medium, and no fiduciary or other person to whom fiduciary responsibilities are allocated shall be liable for any act or omission of any other fiduciary or of any other person delegated to carry out any fiduciary or other responsibility under the Plan or the Trust or other funding medium.

         Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan and any fiduciary with respect to the Plan may serve as a fiduciary with respect to the Plan in addition to being an officer, employee, agent, or other representative of a "party in interest" as that term is defined in ERISA.

10.6 Employment of actuaries and others. The Retirement Board may employ such "enrolled actuaries" and independent "qualified public accountants," as such terms are defined in ERISA, legal counsel (who may be of counsel to an Employing Company), other specialists, and other persons as the Retirement Board deems necessary or desirable in connection with the administration of the Plan. The Retirement Board and any person to whom it may delegate any duty or power in connection with the administration of the Plan, an Employing Company, and the officers and directors thereof shall be entitled to rely conclusively upon and shall be fully protected in any action omitted, taken, or suffered by them in good faith in reliance upon any enrolled actuary, independent qualified public accountant, counsel, or other specialist or other person selected by the Retirement Board or in reliance upon any tables, evaluations, certificates, opinions, or reports which shall be furnished by any of them or by the Trustee or any insurance company. Any action so taken, omitted, or suffered in accordance with the provisions of this Section 10.6 shall be conclusive upon each Employee, former Employee, and Provisional Payee covered under the Plan.

10.7 Accounts and tables. The Retirement Board shall maintain accounts showing the fiscal transactions of the Plan, and shall keep in convenient form such data as may be necessary for actuarial valuations with respect to the operation and administration of the Plan. The Retirement Board shall annually report to the Board of Directors and provide a reasonable summary of the financial condition of the Trust and the operation of the Plan for the past year, and any further information which the Board of Directors may require. In addition, the Retirement Board shall annually report to the Compensation and Management Succession Committee of The Southern Company Board of Directors and provide a reasonable summary about significant matters concerning the operation of the Plan and the adoption of any amendments not otherwise required to be recommended by such Committee in accordance with Section 13.1.

         The Retirement Board may, with the advice of an enrolled actuary, adopt from time to time mortality and other tables as it may deem necessary or appropriate for use in calculating benefits under the Plan.

10.8 Indemnity of members of Retirement Board. To the extent not compensated for by any applicable insurance, the Employing Companies shall indemnify and hold harmless each member of the Retirement Board and each Employee of the Employing Companies designated by the Retirement Board to carry out any fiduciary responsibility with respect to the Plan from any and all claims, loss, damages, expense (including counsel fees approved by the Board of Directors) and liability (including any amount paid in settlement with the approval of the Board of Directors) arising from any act or omission of such member or Employee designated by the Retirement Board in connection with the Plan or the Trust, except where the same is determined by the Board of Directors or is judicially determined to be due to a failure to act in good faith or is due to the gross negligence or willful misconduct of such member or Employee. No assets of the Plan may be used for any such indemnification.

10.9 Areas in which the Retirement Board does not have responsibility. The Retirement Board shall not have responsibility with respect to control or management of the assets of the Plan insofar as such control or management is assigned under the Trust Agreement to a Person, including but not limited to an Asset Manager, as those terms are defined under the Trust Agreement.

         The responsibility for providing a procedure for establishing and carrying out a funding policy and method for the Plan consistent with the objectives of the Plan and the requirements of Title I of ERISA shall be that of The Southern Company Pension Fund Investment Review Committee.

10.10 Claims procedures. Consistent with the requirements of ERISA and the regulations thereunder of the Secretary of Labor from time to time in effect, the Retirement Board (or its delegee) shall:

(a) provide adequate notice in writing to any Employee, former Employee, retired Employee, or Provisional Payee (each being hereinafter in the paragraph referred to as "participant") whose claim for benefit under the Plan has been denied, setting forth specific reasons for such denial, written in a manner calculated to be understood by such participant; and

(b) afford a reasonable opportunity to any participant whose claim for benefits has been denied for a full and fair review of the decision denying the claim.

                                   ARTICLE XI

                               Management of Trust

11.1 Trust. All assets of the Plan shall be held as a special trust for use in accordance with the Plan.

         The funds of the Plan shall be held by a Trustee in trust or held by a life insurance company in accordance with the provisions of a contract with such insurance company entered into by the Trustee or the Employer. The Trust Agreement and contract with an insurance company may from time to time be amended in the manner therein provided.

11.2 Disbursement of the Trust Fund. Subject to the provisions of the Trust Agreement or contract with an insurance company, the Retirement Board shall determine the manner in which the funds of the Plan shall be disbursed pursuant to the Plan, including the form of voucher or warrant to be used in making disbursements and the due qualification of persons authorized to approve and sign the same. The responsibility for the retention and investment of funds held by the Trustee shall lie with the Trustee and not with the Retirement Board, and the responsibility for the retention and investment of funds held by an insurance company shall lie with the insurance company and not with the Retirement Board. However, if in accordance with a Trust Agreement forming a part of the Plan (including any pooled trust agreement in which a trust forming a part of the Plan participates) a contract with an insurance company shall be held by the Trustee as an investment of the Trust, directions may be given from time to time to the Trustee by the Board of Directors or such committee, person, or persons as may be specified in the Trust Agreement to transfer funds of the Trust to the life insurance company which issued such contract or to transfer funds from the life insurance company to the Trustee, as the case may be.

11.3 Rights in the Trust. Under no circumstances shall amounts of money or other things of value contributed by the Employing Companies to the Plan, or any part of the corpus or income of the Trust held by the Trustee under the Plan, be recoverable by the Employing Companies from the Trustee or from any Employee, retired Employee, former Employee, or Provisional Payee, or be used for, or diverted to, purposes other than for the exclusive benefit of the Employees, retired Employees, former Employees, and Provisional Payees covered hereunder; provided, however, that, if after satisfaction of all liabilities of the Trust with respect to Employees, retired Employees, former Employees, and Provisional Payees under the Plan, there is any balance remaining, the Trustee shall return such balance to the Employing Companies. Notwithstanding the above, upon the approval of the Internal Revenue Service or the enactment or promulgation of any laws or regulations by any governmental authority, the Employing Companies shall be authorized to rededicate all or a portion of the assets allocated to fund Retirement Income under the Plan to the separate account to fund medical benefits under Schedule II of the Plan.



11.4 Merger of the Plan. The Plan shall not be merged or consolidated with, or any of its assets or liabilities transferred to, any other plan, unless each Employee included in the Plan would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan then terminated).

                                  ARTICLE XII

                             Termination of the Plan

12.1 Termination of the Plan. The Plan may be terminated at any time by action of the Board of Directors in accordance with the amendment procedures provided in Section 13.1. Upon such termination or partial termination all Retirement Income of Employees to the date of such termination, to the extent then funded, shall become nonforfeitable and the assets of the Plan which have not previously been allocated to provide Retirement Income shall then be paid out to Employees, retired Employees, former Employees, and Provisional Payees in accordance with the applicable requirements of ERISA and regulations thereunder governing termination of "employee pension benefit plans" as defined in ERISA. If after satisfaction of all liabilities, as provided above, there is any balance remaining in the Trust, the Trustee shall return such balance to the Employing Companies.

         To the extent permitted by law, subject to the foregoing limitations, such remaining assets shall be allocated among all persons in the following categories for whom such Retirement Income or other benefits have not previously been provided, namely, (a) Employees who have been retired under the Plan, (b) Employees who at the date of termination of the Plan are included in the Plan,
(c) former Employees who at the date of the termination of their employment were entitled to payment of Retirement Income in accordance with Article VIII, and
(d) former Employees who have transferred to an Affiliated Employer. Retirement Income already purchased under any contract with an insurance company will be payable in accordance with the provisions of that contract.

12.2     Limitation on benefits for certain highly paid employees.

(a) The annual payments to an Employee described in paragraph (b) below shall not exceed an amount equal to the payments that would be made to or on behalf of such Employee under a single life annuity that is the Actuarial Equivalent of the sum of the Employee's Retirement Income and the Employee's other benefits under this Plan (other than a Social Security supplement) and any Social Security supplement that the restricted Employee is entitled to receive. The restrictions in this paragraph (a) do not apply, however, if:

     (1) after payment to an Employee described in paragraph (b) of all benefits payable to such Employee under this Plan, the value of this Plan's assets equals or exceeds 110% of the value of current liabilities, as defined in Code Section 412(c)(7), or

     (2) the value of the benefits payable to such Employee under this Plan for an Employee described in paragraph (b) below is less than 1% of the value of current liabilities before distribution.

(b) The Employees whose benefits are restricted on distribution include all highly compensated employees and highly compensated former employees (as such terms are defined in Treasury Regulation Section 1.401(a)(4)-12); provided, however, that Employees whose benefits are subject to restriction under this Section 12.2 shall be limited to only those Employees who in the current or in any previous Plan Year were one of the 25 non-excludable Employees of the Affiliated Employers with the greatest compensation from such Affiliated Employers.

                                  ARTICLE XIII

                              Amendment of the Plan

13.1     Amendment of the Plan.

(a) The Plan may be amended or modified at any time by the Board of Directors pursuant to its written resolutions to among other things (but without limiting the scope of the Board of Directors' authority) implement collectively bargained agreements, provide non-collectively bargained Employees those benefits granted collectively bargained Employees or such other benefits not granted collectively bargained Employees, change plan distribution options and the timing of distributions, provide for administrative efficiency, make any changes necessary or desirable to make the contributions to the Trust eligible for tax deductions, make the income of the Trust exempt from taxation, or bring the Plan into conformity or compliance with ERISA, the Code, or with other governmental regulations. Notwithstanding the foregoing, amendments or modifications which substantially increase on an on-going basis the contributions required under Article IX for any Employing Company or which significantly increase or decrease the future opportunity for Retirement Income for Employees of any Employing Company will be made by the Board of Directors, only after recommendation to and approval by the Compensation and Management Succession Committee of The Southern Company Board of Directors.

(b) Notwithstanding paragraph (a) above, no amendment shall be made which has the effect of decreasing the Retirement Income of any Employee, retired Employee, former Employee, or Provisional Payee as provided under the limitations of Section 411(d)(6) of the Code.

                                  ARTICLE XIV

                               Special Provisions

14.1 Exclusive benefit. The Employing Companies intend that the Plan (including the Trust forming a part thereof) be a pension plan maintained for the exclusive benefit of its Employees and their beneficiaries subject to Section 11.3, as provided for in Section 401 of the Code, and as may be provided for in any similar provisions of subsequent revenue laws, and that the Trust shall qualify as an employees' trust which shall be exempt under Section 501(a) of the Code, and any similar provisions of subsequent revenue laws, as a trust forming part of such a plan.

14.2 Assignment or alienation. No benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment (either at law or in equity), pledge, encumbrance, charge, garnishment, levy, execution, or other legal or equitable process and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, garnish, levy, execute, or enforce other legal or equitable process against the same shall be void, nor shall any such benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements, or torts of the person entitled to such benefit.

         If any Employee, former Employee, or retired Employee, or any Provisional Payee under the Plan is adjudicated bankrupt or attempts to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge any benefit under the Plan or if any action shall be taken which is in violation of the provisions of the immediately preceding paragraph, then such benefit shall cease and terminate and in that event the Retirement Board shall hold or apply the same or any part thereof to or for the benefit of such Employee, former Employee, retired Employee, or Provisional Payee in such manner as the Retirement Board may think proper.

         Notwithstanding the above, the Retirement Board and Trustee shall comply with any "domestic relations order" (as defined in Section 414(p)(1)(B) of the Code) which is a "qualified domestic relations order" satisfying the requirements of Section 414(p) of the Code. The Retirement Board shall establish procedures for (a) notifying Employees and alternate payees who have or may have an interest in benefits which are the subject of domestic relations orders, (b) determining whether such domestic relations orders are qualified domestic relations orders under Section 414(p) of the Code, and (c) distributing benefits which are subject to qualified domestic relations orders. In addition, the Retirement Board and Trustee shall permit alienation, assignment or other attachment where otherwise permitted under Code Section 401(a)(13).

14.3 Voluntary undertaking. This Plan is strictly a voluntary undertaking on the part of the Employing Companies and shall not be deemed to constitute a contract between the Employing Companies or any other company and any Employee or to be a consideration for, or an inducement or condition of, the employment of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the service of an Employing Company or to interfere with the right of the Employing Companies to discharge any Employee at any time. Inclusion under the Plan will not give any Employee or Provisional Payee any right or claim to a Retirement Income except to the extent such right is specifically fixed under the terms of the Plan and there are funds available therefor in the hands of the Trustee or of any insurance company which may hold funds of the Plan.

14.4 Top-Heavy Plan requirements. For any Plan Year the Plan shall be determined to be a Top-Heavy Plan, the Plan shall provide the following:

(a) the minimum benefit requirement of Section 14.6; and

(b) the vesting requirement of Section 14.7.

14.5     Determination of Top-Heavy status.

(a) The Plan shall be determined to be a "Top-Heavy Plan," if, as of the Determination Date, (1) the Present Value of Retirement Income of Key Employees or (2) the sum of the Aggregate Accounts of Key Employees under this Plan and any plan of an Aggregation Group, exceeds sixty percent (60%) of the Present Value of Retirement Income or the Aggregate Accounts of all Employees entitled to participate in this Plan and any Plan of an Aggregation Group.

(b) The Retirement Income of a Non-Key Employee shall be determined under the accrual method under the Plan.

(c) The Plan shall be determined to be a "Super Top-Heavy Plan," if, as of the Determination Date, (1) the Present Value of Retirement Income of Key Employees or (2) the sum of the Aggregate Accounts of Key Employees under this Plan and any plan in an Aggregation Group, exceeds ninety percent (90%) of the Present Value of Retirement Income or the Aggregate Accounts of all Employees entitled to participate in this Plan and any plan of an Aggregation Group.

     For purposes of Sections 14.5(a) and 14.5(b), if any Employee is a Non-Key Employee for any Plan Year, but such Employee was a Key Employee for any prior Plan Year, such Employee's Present Value of Retirement Income and/ or Aggregate Account balance shall not be taken into account for purposes of determining whether this Plan is a Top-Heavy or Super Top-Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top-Heavy Group). In addition, if an Employee or former Employee has not performed any services for an Employing Company or any Affiliated Employer maintaining the Plan or Prior Plans at any time during the one (1) year period ending on the Determination Date, the Aggregate Account and/or Present Value of Retirement Income for such Employee or former Employee shall not be taken into account for purposes of determining whether this Plan is a Top-Heavy or Super Top-Heavy Plan.

(d) An Employee's "Aggregate Account" as of the Determination Date shall be determined under applicable provisions of the defined contribution plan used in determining Top-Heavy status.

(e) An "Aggregation Group" shall mean either a Required Aggregation Group or a Permissive Aggregation Group as hereinafter determined.

     (1) Required Aggregation Group: In determining a Required Aggregation Group hereunder, each plan of the Affiliated Employers in which a Key Employee is a participant, and each other plan of the Affiliated Employers which enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410, will be required to be aggregated. Such group shall be known as a Required Aggregation Group.

     In the case of a Required Aggregation Group, each plan in the group will be considered a Top-Heavy Plan if the Required Aggregation Group is a Top-Heavy Group. No plan in the Required Aggregation Group will be considered a Top-Heavy Plan if the Aggregation Group is not a Top-Heavy Group.

     (2) Permissive Aggregation Group: The Affiliated Employers may also include any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Sections 401(a)(4) or
          410. Such group shall be known as a Permissive Aggregation Group.

     In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top-Heavy Plan if the Permissive Aggregation Group is a Top-Heavy Group. A plan that is not part of the Required Aggregation Group but that has nonetheless been aggregated as part of the Permissive Aggregation Group will not be considered a Top-Heavy Plan even if the Permissive Group is a Top-Heavy Group.

     (3) Only those plans of the Affiliated Employers in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are Top-Heavy Plans.

(f) The "Determination Date" shall mean, with respect to any Plan Year, the last day of the preceding Plan Year, or in the case of the first Plan Year, the last day of such Plan Year.

(g) With respect to any Plan Year beginning on or after January 1, 2002 (including for determining whether the Plan is a Top Heavy Plan for the first Plan Year beginning on or after January 1, 2002), a "Key Employee" shall mean any Employee or former Employee (or his Provisional Payee if he is deceased) considered to be a "key employee" with respect to an Employing Company at the time in question within the meaning of Section 416(i)(1) of the Code; and to the extent not inconsistent therewith, any Employee or former Employee (or his Provisional Payee if he is deceased) who at any time during the Plan Year, is or was:

     (1) One of the fifty (50) (or if less, the greater of three (3) or ten percent (10%) of total Employees, as determined for purposes of determining highly compensated employees, as defined in Code Section 414(p)) officers of the Employer having the largest annual compensation during any such Plan Year and having compensation in excess of $130,000 (as adjusted under Section 416(I)(1)(A) of the Code for Plan Years beginning after December 31, 2002 in $5,000 increments by the applicable adjustment factor on the base period of the calendar quarter beginning July 1, 2001);

     (2) A five percent (5%) owner, as defined in Code Section 416(i)(1)(B)(i), of any Employing Company; or

     (3) A one percent (1%) owner, as defined in Code Section 416(i)(1)(B)(ii), of an Employing Company having annual compensation of more than $150,000.

(h) A "Non-Key Employee" shall mean any Employee who is not a Key Employee as defined in Section 14.5(g).

(i) An Employee's "Present Value of Retirement Income" shall mean, as of the Determination Date, the sum of the following:

     (1) the Present Value of his Retirement Income as of the most recent valuation occurring within a twelve (12) month period ending on the Determination Date.

     (2) any Plan distributions made within the one-year period ending on the Determination Date. However, in the case of distributions made after the valuation date and prior to the Determination Date, such distributions are not included as distributions for Top-Heavy purposes to the extent that such distributions are already included in the Employee's Present Value of Retirement Income as of the valuation date. Notwithstanding anything herein to the contrary, all distributions, including distributions made prior to January 1, 1984, and distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group, will be counted. In the case of a distribution made for a reason other than separation from service, death or disability, the provision shall be applied by substituting "five-year period" for "one-year period" where it appears above.

     (3) any Employee contributions, whether voluntary or mandatory. However, amounts attributable to qualified deductible employee contributions shall not be considered to be a part of the Employee's Present Value of Retirement Income.

     (4) with respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides for rollovers or plan-to-plan transfers, it shall always consider such rollover or plan-to-plan transfer as a distribution for the purposes of this Section. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers accepted after December 31, 1983 as part of the Employee's Present Value of Retirement Income. However, rollovers or plan-to-plan transfers accepted prior to January 1, 1984 shall be considered as part of the Employee's Present Value of Retirement Income.

     (5) with respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), if this Plan provides for rollovers or plan-to-plan transfers, it shall not be counted as a distribution for purposes of this Section. If this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Employee's Present Value of Retirement Income, irrespective of the date on which such rollover or plan-to-plan transfer is accepted.

(j) A "Top-Heavy Group" shall mean an Aggregation Group in which, as of the Determination Date, the sum of:

     (1) the Present Value of Retirement Income of Key Employees under all defined benefit plans included in that group, and

     (2) the Aggregate Accounts of Key Employees under all defined contribution plans included in the group,

     exceeds sixty percent (60%) of a similar sum determined for all Employees.

14.6 Minimum Retirement Income for Top-Heavy Plan Years. Notwithstanding anything herein to the contrary, for any Top-Heavy Plan Year, the minimum Retirement Income derived from Affiliated Employer contributions for each Non-Key Employee, including benefits accrued in years in which the Plan is not a Top-Heavy Plan, shall equal a percentage of such Non-Key Employee's highest average compensation not less than the lesser of: (a) two percent (2%) multiplied by the Employee's number of Years of Service with the Affiliated Employers, or (b) twenty percent (20%). For purposes of the minimum benefit, an Employee's Years of Service shall exclude (a) Plan Years in which the Plan is not a Top-Heavy Plan, and (b) Years of Service completed prior to January 1, 1984. The minimum benefit required by this Section 14.6 shall be calculated using the Employee's total compensation and expressed in the form of a single life annuity (with no ancillary benefits) beginning at such Employee's Normal Retirement Date. An Employee's average compensation shall be based on the five
(5) consecutive years for which the Employee had the highest compensation.

         Notwithstanding the foregoing, in any Plan Year in which a Non-Key Employee is an Employee in both this Plan and a defined contribution plan, and both such plans are Top-Heavy Plans, the Affiliated Employers shall not be required to provide a Non-Key Employee with both the full separate minimum defined benefit and the full separate minimum defined contribution plan allocation. Therefore, if a Non-Key Employee is participating in a defined contribution plan maintained by the Affiliated Employers and the minimum allocation under Code Section 416(c)(2) is allocated to the Non-Key Employee under such defined contribution plan, the minimum Retirement Income provided for above shall not be applicable, and no minimum benefit shall accrue on behalf of the Non-Key Employee. Alternatively, the Affiliated Employers may satisfy the minimum benefit requirement of Code Section 416(c)(1) for the Non-Key Employee by providing any combination of benefits and/or contributions that satisfy the safe harbor rules of Treasury Regulation Section 1.416-1(m-12).

14.7 Vesting requirements for Top-Heavy Plan Years. Notwithstanding the provisions of Section 8.1, for any Top-Heavy Plan Year, the vested portion of an Employee's Retirement Income shall be determined on the basis of the Employee's Vesting Years of Service according to the following schedule:

Years of Service                         Vested Percentage

   less than 1                                       0
        1                                           20
        2                                           40
        3                                           60
        4                                           80
    5 or more                                      100

         The minimum Retirement Income for any Top-Heavy Plan Year shall not be forfeited during any period for which the payment of the Employee's Retirement Income is required to be suspended under Section 5.8 of the Plan.

         If in any subsequent Plan Year, the Plan ceases to be a Top-Heavy Plan, the Retirement Board may, in its sole discretion, elect to (a) continue to apply this vesting schedule in determining the vested percentage of an Employee's Retirement Income or (b) revert to the vesting schedule in effect before the Plan became a Top-Heavy Plan. Any such reversion shall be treated as a Plan amendment pursuant to the terms of the Plan. No decrease in an Employee's nonforfeitable percentage may occur in the event the Plan's status as a Top-Heavy Plan changes for any Plan Year.

14.8     Adjustments to maximum benefits for Top-Heavy Plans.

(a) For Limitation Years beginning on and after January 1, 2000, the limitations imposed under Code Section 416(h) applicable to Code
         Section 415(e) shall cease to apply to all former and current Employers who have an accrued benefit under the Plan immediately before such date.

                                   ARTICLE XV

                                SEPCO Provisions

15.1     Definition of Terms Used in this Article XV and the SEPCO Schedule.

(a)  "SEPCO" shall mean Savannah Electric and Power Company.

(b) "SEPCO Plan" shall mean the Employees' Retirement Plan of Savannah Electric and Power Company, as amended and restated January 1, 1997.

(c) "SEPCO Schedule" shall mean Schedule I of the Plan, containing the provisions of the SEPCO Plan as merged into the Plan effective January 1, 1998 which shall apply to SEPCO Employees and Covered SEPCO Employees.

(d) "SEPCO Employee" shall mean an Employee as defined in the SEPCO Plan having an Hour of Service under the SEPCO Plan on or after January 1, 1997. This shall include persons represented by a collective bargaining agent where such agent and SEPCO have mutually agreed to participate in the Plan. This shall not include employees who are hired or rehired at SEPCO after December 31, 1997 or rescind a waiver of participation under Section 3.8 of the SEPCO Plan or SEPCO Schedule on or after January 1, 1998 that was in effect on December 31, 1997. Notwithstanding anything to the contrary above, Covered SEPCO Employees shall be considered SEPCO Employees unless otherwise provided in this Article XV or otherwise required by law.

(e) "Covered SEPCO Employee" shall mean an Employee or former Employee who is or was represented by the International Brotherhood of Electrical Workers ("IBEW") Local 1208 or the Office and Professional Employees International Union ("OPEIU") Local 455, who has an Hour of Service under the SEPCO Plan or SEPCO Schedule on or after January 1, 1997. An Employee who is represented by IBEW Local 1208 and is hired or re-hired on or after January 1, 1999 or who is represented by OPEIU Local 455 and is hired or re-hired on or after January 1, 2000 shall not be considered a Covered SEPCO Employee. Rather, such Employee shall be treated only as an Employee under the Plan.

15.2 SEPCO Employees' Benefits. SEPCO Employees shall be eligible for a benefit under the Plan as described in this Section 15.2, notwithstanding any other provision of the Plan or SEPCO Schedule to the contrary.

(a) A SEPCO Employee shall be eligible to participate in the Plan and receive Retirement Income thereunder as determined under the Plan's terms and this
     Article XV. Notwithstanding the preceding sentence, if such SEPCO Employee's Allowance determined as of the earlier of his retirement or termination of employment with SEPCO or December 31, 2001 would be greater, such SEPCO Employee shall be entitled when eligible to commence payments of such greater Allowance upon his retirement or termination of employment with SEPCO or another Employing Company.

(b) Notwithstanding paragraph (a) above, only with respect to SEPCO Employees who have attained his fiftieth (50th) birthday and have ten (10) or more years of Credited Service on or before January 1, 1997 or who have attained age 55 on or before January 1, 1997, such SEPCO Employees shall be entitled to receive the greater of their Allowance or Retirement Income upon retirement.

(c) Covered SEPCO Employees (or their Provisional Payees) shall receive the monthly benefit described in paragraph (a) for months beginning on the later of (i) the first of the month following their retirement, or (ii) January 1, 1998.

(d) A Covered SEPCO Employee who retires or terminates employment prior to (i) July 1, 1999 for Covered SEPCO Employees represented by IBEW and (ii) February 9, 2000 for Covered SEPCO Employees represented by OPEIU, and who commences payment of an Allowance under the SEPCO Schedule before such date shall receive a lump sum payment which is the actuarial equivalent of the difference, if any, between the benefits payable pursuant to paragraph (a) above and the Allowance they have previously received determined from their date of retirement to the earlier of their date of death or the date a lump sum payment is made pursuant to this paragraph (d). Such lump sum payments shall be made as soon as administratively feasible following adoption of these provisions. The monthly payments pursuant to paragraph (a) shall be made thereafter.

(e) The Provisional Payee of a Covered SEPCO Employee who died prior to (i) July 1, 1999 for Covered SEPCO Employees represented by IBEW, and (ii) February 9, 2000 for Covered SEPCO Employees represented by OPEIU, after having commenced payment of an Allowance under the SEPCO Schedule shall receive a lump sum payment that is the actuarial equivalent of the difference, if any, between the survivor benefits under the Plan and the survivor benefits under the SEPCO Schedule that the Provisional Payee has previously received determined from the date of the Covered SEPCO Employee's death through the earlier of (i) the Provisional Payee's date of death, or (ii) the date payment is made to the Provisional Payee under this paragraph (e). Thereafter, monthly payments shall be made in accordance with Section 15.3(h) of this Article XV.

(f) For purposes of subsections (d) and (e) of this Section 15.2, actuarial equivalent shall mean the value of such lump sum payment determined as of the date of distribution of the lump sum applying the Applicable Interest Rate and using the Applicable Mortality Table, each as defined in Section 1.2, in effect on the date as of which the present value is being determined.

15.3 Special Transition Rules. Notwithstanding any other provisions in the Plan to the contrary, SEPCO Employees who participate in the Plan shall be subject to the following transition rules.

(a) In determining the greater benefit as required under Section 15.2, the form of payment and any early retirement reductions with respect to the payment of Retirement Income as set forth in Articles V and VII of the Plan and of an Allowance as set forth in Articles 5 and 7 of the SEPCO Schedule shall be considered. For purposes of making the preceding determination, (1) the applicable Allowance shall first be converted to a monthly payment, and (2) the Retirement Annuities described in Article 2 of the SEPCO Schedule shall be taken into account consistent with Section 5.01 of the SEPCO Schedule.

(b) With respect to eligibility to participate in the Plan, all SEPCO Employees employed by SEPCO on December 31, 1997 who are not already eligible to participate in the Plan shall be immediately eligible to participate in the Plan.

(c) SEPCO Employees who were eligible to participate in the SEPCO Plan on December 31, 1997 shall have their Vesting Years of Service determined as if their anniversary date of hire is January 1. All SEPCO Employees who participate in the Plan shall be credited with Vesting Years of Service based upon the terms of the Plan for periods of service on and after January 1, 1998, and based upon the Continuous Service such SEPCO Employees accrued under the SEPCO Plan prior to January 1, 1998.

(d)  (1) For SEPCO Employees (other than Covered SEPCO Employees):

          (A) For periods of service on and after January 1, 1998, Accredited Service for SEPCO Employees shall be determined in accordance with the Plan.

          (B) For periods of service on and after January 1, 1998, with respect to any Allowance a SEPCO Employee may be entitled to under the SEPCO Schedule, such Allowance shall be determined using Accredited Service in place of Credited Service.

          (C) For periods of service prior to January 1, 1998, the Credited Service of a SEPCO Employee shall be used to determine such SEPCO Employee's Allowance and Retirement Income accrued prior to January 1, 1998.

     (2)  For Covered SEPCO Employees:

          (A) For periods of service on and after January 1, 2001, Accredited Service for Covered SEPCO Employees shall be determined in accordance with the Plan.

          (B) For periods of service on and after January 1, 2001, with respect to any Allowance a Covered SEPCO Employee may be entitled to under the SEPCO Schedule, such Allowance shall be determined using Accredited Service in place of Credited Service.

          (C) For periods of service prior to January 1, 2001, the Credited Service of a Covered SEPCO Employee shall be used to determine such Covered SEPCO Employee's Allowance and Retirement Income accrued prior to January 1, 2001. Such Credited Service shall count as Accredited Service to determine eligibility for retirement at age fifty pursuant to paragraph (g) below.

(e) For purposes of calculating Retirement Income for a SEPCO Employee, Compensation determined under the SEPCO Plan, excluding unused accrued vacation, shall be used in place of Earnings for periods of service prior to January 1, 1998.

(f) The Normal Retirement Date of a SEPCO Employee shall always be determined in accordance with the SEPCO Plan prior to January 1, 1998 and the SEPCO Schedule on and after January 1, 1998.

(g)  (1) A SEPCO Employee may retire if he has either attained his fifty-fifth
     (55th) birthday or attained his fiftieth (50th) birthday and has at least ten (10) years of Accredited Service as determined under this Article XV. A SEPCO Employee who retires because he has attained his fiftieth (50th) birthday and has ten (10) years of Accredited Service may not commence receipt of his Retirement Income or Allowance until on or after January 1, 1998.

     (2) A SEPCO Employee who retires under paragraph (1) above having at least ten (10) years of Accredited Service shall be entitled to the greater of his (A) Retirement Income determined under Section 5.3 (excluding the second paragraph thereof) and this Article XV or (B) Allowance determined under this Article XV and in addition applying a reduction of one-third of one percent (.333%) for each calendar month by which the commencement date precedes the first day of the month following any such Employee's attainment of his fifty-fifth (55th) birthday. However, effective for SEPCO Employees who retire on or after June 1, 2000, the term three-tenths of one percent (0.3%) shall replace one-third of one percent (.333%) in the preceding sentence.

     (3) A SEPCO Employee who retires or terminates under paragraph (1) above after attaining age 55 having less than ten (10) years of Accredited Service shall be entitled to the greater of his (A) Retirement Income determined under Section 8.2 (without regard to the ten (10) years of Accredited Service requirement) and this Article XV or (B) Allowance determined under this Article XV.

(h) On and after January 1, 1998, the Provisional Payees of SEPCO Employees who are not Covered SEPCO Employees shall only be entitled to benefits as provided in Article VII of the Plan. Provisional Payees of Covered SEPCO Employees who retire, terminate employment or die on or after January 1, 2001 shall only be entitled to benefits as provided in Article VII of the Plan.

(i) With respect to the accrual of Retirement Income or an Allowance during a period of total disability, SEPCO Employees incurring a disability on and after January 1, 1998 shall only be subject to the provisions of Section
     4.4 of the Plan.

     Notwithstanding the above, a Covered SEPCO Employee who incurred a disability on or after January 1, 1998 but on or before December 31, 2000 shall accrue Retirement Income or an Allowance equal to the greater of : (i) his Retirement Income determined under Section 4.4 of the Plan, or (ii) his Allowance determined under the SEPCO Schedule. Covered SEPCO Employees who become disabled on or after January 1, 2001 shall only be entitled to benefits as provided in Section 4.4 of the Plan.

(j) (1) The options for payment described in Sections 7.1(c) and (d) and Sections 7.6(c) and (d) may be elected by SEPCO Employees who are not Covered SEPCO Employees and who retire or terminate on or after January 1, 1998 and by Covered SEPCO Employees who retire or terminate on or after (i) July 1, 1999 for Covered SEPCO Employees represented by IBEW, and (ii) February 9, 2000 for Covered SEPCO Employees represented by OPEIU.

     (2) SEPCO Employees who terminate or retire in 1997 and Covered SEPCO Employees who terminate or retire prior to January 1, 2001 and commence receipt of an Allowance shall not be eligible to change the form of benefit elected under the SEPCO Plan even if such SEPCO Employees are entitled to receive Retirement Income under this Article XV.

     (3) Notwithstanding Section 7.07(a)(Option ii) of the SEPCO Schedule, SEPCO Employees who are not Covered SEPCO Employees shall not be eligible to elect a 75% joint and survivor annuity. Covered SEPCO Employees, however, shall be allowed to elect a 75% joint and survivor annuity pursuant to Section 7.07(a)(Option ii) before January 1, 2001.

(k) SEPCO Employees may elect in accordance with the SEPCO Schedule to have their benefit, whether paid as Retirement Income or an Allowance, adjusted to take into account their old-age insurance benefit under Title II of the Social Security Act. In the event that a SEPCO Employee's Retirement Income is greater than his Allowance under Section 15.2, the old age insurance benefit used to compute such Retirement Income shall be used to determine the amount payable under Section 5.04 of the SEPCO Schedule.

(l) Notwithstanding anything in this Article XV to the contrary, the Accrued Benefit of any SEPCO Employee shall not be less than the Accrued Benefit such SEPCO Employee derived under the SEPCO Plan as of the earlier of retirement, termination or December 31, 1997.

15.4     Transfers of SEPCO Employees.

(a) With respect to a transfer of employment from an Employing Company other than SEPCO to SEPCO, (1) occurring prior to January 1, 1998, the person will be treated as a SEPCO Employee under this Article XV or (2) occurring on or after January 1, 1998, the person will be treated as an Employee under the terms of the Plan. Notwithstanding the foregoing, a person transferring to SEPCO as a Covered SEPCO Employee on or after January 1, 1998 will be treated as a SEPCO Employee. Only persons transferring to SEPCO as a Covered SEPCO Employee on or after January 1, 2001 will be treated as an Employee.

(b) With respect to a transfer of employment from SEPCO to an Employing Company, (1) occurring prior to January 1, 1997, the person will be treated like an Employee under Sections 4.6(a), (c) and (d) of the Plan provided that any Retirement Income or Allowance payable to the Employee shall be determined in accordance with Section 15.3(a), (g),
         (j) and (k) or (2) occurring on or after January 1, 1997, the person will be treated as a SEPCO Employee or Covered SEPCO Employee, whichever is applicable, under this Article XV.

15.5 Application of Plan to SEPCO. To the extent not inconsistent with the provisions of this Article XV, all the provisions of the Plan are applicable to SEPCO Employees and Covered SEPCO Employees.

         IN WITNESS WHEREOF, the Board of Directors of Southern Company Services, Inc. through its authorized officer has adopted this amendment and restatement of The Southern Company Pension Plan this day of , 2002, to be effective January 1, 2002.

                         SOUTHERN COMPANY SERVICES, INC.





                                            By:
                                                     -----------------

                                            Its:
                                                     -----------------




         ATTEST:





         By:......         .........
                  -----------------------------------

                                   APPENDIX A

                        THE SOUTHERN COMPANY PENSION PLAN

                    EMPLOYING COMPANIES AS OF JANUARY 1, 2002


                              Alabama Power Company
                              Georgia Power Company
                               Gulf Power Company
                            Mississippi Power Company
                       Savannah Electric and Power Company
                     Southern Communications Services, Inc.
                      Southern Company Energy Solutions LLC
                         Southern Company Services, Inc.
                    Southern Nuclear Operating Company, Inc.

                                   APPENDIX B

                        Nonproductive Pay Earnings Types



Earnings Code                   Earnings Description

003                             Salesperson - Hourly
092                             Holiday Taken
093                             Meetings
095                             Meetings - Safety
096                             Disability 100%
100                             Disability Extended Approval
106                             Leave - Death
108                             Occupational Injury
111                             Jury Duty
112                             Training
113                             Safety Training
115                             Vacation
116                             Vacation Special Circumstances
117                             Vacation FMLA Employee
118                             Vacation FMLA Family Care
119                             Time Off With Pay
125                             Holiday Banked - Taken
127                             Vacation In Lieu Of Disability
442                             DISABILITY FMLA EMPLOYEE